UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09120

PRUDENT BEAR FUNDS, INC.
(Exact name of registrant as specified in charter)

8140 Walnut Hill Lane
Suite 300
Dallas, TX 75231
(Address of principal executive offices) (Zip code)

David W. Tice
David W. Tice & Associates, LLC
43-46 Norre Gade, Suite 232
St. Thomas, U.S. Virgin Islands 00802
(Name and address of agent for service)

1-800-711-1848
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2008

Date of reporting period:  March 31, 2008

Item 1. Report to Stockholders.

SEMI-ANNUAL REPORT	MARCH 31, 2008

PRUDENT BEAR FUND
NO LOAD SHARES
CLASS C SHARES

PRUDENT GLOBAL INCOME FUND

PRUDENT BEAR

FUNDS, INC.

PRUDENT BEAR FUNDS, INC.

May 15, 2008
Dear fellow shareholders:

The Prudent Bear Fund no-load shares returned 14.35% for the six months ending March 31, 2008, while the S&P 500 returned -12.46%, both including reinvestment of dividends, while the NASDAQ Composite Index returned -15.64% excluding dividends.

Believing that the worst of the credit crisis had passed, investors drove stocks to six-year highs early in the fourth quarter of 2007.  Hope then gave way to reality.  U.S. and global stocks began the New Year under heavy selling pressure, as recognition of a rapidly worsening credit crisis took hold.  The markets experienced extraordinary volatility, with investor sentiment alternating between panic and relief through quarter-end. For example, the S&P 500 moved more than 1% (up or down) on 31 trading days, putting 2008 on pace to tie 2002 as the most volatile year since at least 1970. There have already been more 1% daily moves this year than in all of 2005 and 2006.  Financial stocks were particularly unstable over the past three months. The New York Stock Exchange Financial index posted better than 1% moves in 72% of the first quarter’s trading sessions, moving 2% or more almost one-third of the time.

With the general backdrop so uncertain and the hedge funds and Wall Street firms struggling, market trading conditions in individual stocks and industry groups turned especially treacherous.  In particular, many stocks in last year’s weaker sectors – including homebuilding, retail, restaurants, and transportation – began significantly outperforming the general market.  At the Prudent Bear Fund, we adjusted the composition of our short exposure as the first quarter progressed to reflect what we believed was a change in the risk environment – especially after the Bear Stearns bailout and the Fed’s dramatic measures to reliquefy the markets. We cut back on shorts of individual stocks generally, particularly, volatile stocks and those with large short interest. We concurrently increased short positions in liquid equity index futures so that the overall bearish exposure remained little changed.

The Prudent Global Income Fund returned 9.02% for the six months ending March 31, 2008 as the dollar index fell by 7.61%. (The dollar index compares the U.S. dollar to a basket of currencies of our major trading partners.) The fund benefited from the weakening dollar, with the first quarter responsible for most of the dollar’s move lower. In fact, with the exception of the South Korean and South African currencies, all major currencies gained ground against the dollar in Q1. Over the six months, spot gold prices spiked 24%, with the major gold stock indices lagging, producing returns of 5-12%.1  Shareholders also marginally benefited from coupon income generated by the fund’s foreign and U.S. government bonds.
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[1]	Bloomberg calculation of foreign currencies vs. the U.S. dollar over six month period.

PRUDENT BEAR FUNDS, INC.

The past six months have been replete with historic developments.  It’s no simple task to place them in context.  Our goal in this letter is to assist in the understanding of what has transpired and what awaits with the next stage of an evolving financial and economic crisis.

The “Mother of All Crises”

According to Alan Greenspan, “The current credit crisis is the most wrenching in the last half century and possibly more.”2  Paul Volcker recently referred to the credit implosion as the “mother of all crises.” Federal Reserve governor Kevin Warsh offered an apt explanation:  “Market participants now seem to be questioning the financial architecture itself.”3  But it was the estimable statesman, Mr. Volcker, who hit the nail on the head: “Simply stated, the bright new financial system – for all its talented participants, for all its rich rewards – has failed the test of the marketplace.”4

One of the more interesting comments arrived directly from Bear Stearns chief executive Alan Schwartz, during his testimony before the Senate Banking Committee: “I always had a concern – I never dreamed it would be as rapid as things happened here.  But I always had a concern that the lack of a known liquidity facility for your collateral is something that can cause a problem with the lenders against that collateral.  All of us as investment banks lend against high-quality collateral and we turn around and use that collateral.  We never worried – we never believed we could rely on unsecured financing.  We always felt we needed a collateral pool.  And I did worry that there was an environment that could happen that if the market couldn’t see that we had some place to go and borrow against that collateral – then the fears could start.  I just never, frankly, understood or dreamed that it could happen as rapidly as it did.”5

While the warning signs were clear, few comprehended the degree of fragility that had accumulated over the boom years.  Growing financial system excesses were conspicuous in the Federal Reserve’s own “flow of funds” data.  Securities broker/dealer assets ballooned 132% in five years to $3.10 trillion.  “Net Fed funds & repo” rose 51% during the two years 2005 through 2006, to $2.57 trillion. Total financial sector borrowings increased 73% in six years to $15.75 trillion.  A bubble in ultra-risky late-cycle, non-agency mortgage instruments became, we believe,  the system’s most glaring excess and point of greatest fragility.  Asset-backed securities (ABS) – including “private-label” mortgage-backs – surged 94% in just four years (’04 – ’07) to $4.2 trillion.  And total
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[2]	“Greenspan says credit crisis is worst in 50 years,” Bloomberg.com, Lily Nonomiya and Scott Lanman, April 7, 2008.
[3]	“Financial Turmoil and the Federal Reserve,” Board of Governors of the Federal Reserve, Speeches, April 14, 2008.
[4]	“Economy’s downturn boosts Volker’s legacy as Fed chief,” San Francisco Chronicle, Rachel Beck, April 13, 2008.
[5]	“Turmoil in U.S. credit markets,” transcript of Senate Banking Committee hearing, Federal News Service, April 3, 2008.

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mortgage debt almost doubled to $14.56 trillion in the past six years.  Average annualized mortgage growth of $1.18 trillion during this period was about a four-fold increase from the 1990s average of $268 billion.  To be sure, judicious study of financial history left no doubt this credit bubble would end with quite a bang.

We feel this data and recent market fragility support our contention of the most extreme manifestation of credit bubble dynamics: an unparalleled expansion of increasingly risky credit; backed primarily by inflated asset prices; packaged in various sophisticated forms that worked to distort, disguise and misdirect underlying risk; and that provided the prevailing source of finance for a highly distorted “bubble” economy.  The past six months have witnessed nothing less than a breakdown in the perceived “moneyness” of Wall Street-backed finance.  It is not just with the benefit of hindsight that we contend a crisis of confidence and run on “contemporary finance” was inevitable.

Having carefully analyzed unprecedented excesses unfold systemically over the years, we anticipated nothing less than a credit crisis that would risk systemic collapse.  It is difficult to imagine a credit system better epitomizing Hyman Minsky’s notions of “weak debt structures,” “Ponzi finance,” and “acute financial fragility.”  Only desperate measures by the Federal Reserve, Administration, and the global central banking community staved off financial meltdown.  We share, however, the view articulated by Jim Rogers: “The system is terribly corroded. What are they going to do when the stock market is down 40% or 50%?  They’re not going to have any bullets left. They’re not going to be able to solve the problems at that point.”6

We’ll proceed with a brief timeline in hopes of placing recent developments in a broader context.  The catalyst for the bursting of the U.S. credit bubble arrived with last spring’s subprime implosion.  Still, an overheated credit system ensured that lending capability and liquidity remained ample through most of the year.  Indeed, for a time Wall Street kept “dancing,” eager to replace subprime mortgages with high-yielding leveraged loans as fodder for its booming “structured credit products” businesses.

So despite the subprime crisis, 2007 credit growth increased by a record $4.0 trillion, or 8.9%.  Even mortgage debt expanded $1.06 trillion, or 7.8%, making 2007 the fourth strongest year on record in dollar terms.7  But the unfolding crisis took on new momentum over the summer and into autumn, as subprime problems engulfed the entire “private-label” mortgage-backed securities (MBS) market.  Equities somehow held together through the fourth quarter.  The dam gave way, however, with the arrival of the New Year, as U.S. and global stock prices fell precipitously from the first trading
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[6]	“Big rally for stocks to continue, Jim Rogers says,” Bloomberg.com, Carol Massar and Eric Martin, March 19, 2008.
[7]	Data for calculations from Federal Reserve’s quarterly “Z-1” Flow of Funds report.

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session.  With mortgage finance increasingly difficult to obtain – and virtually unavailable in some locales – home values began falling precipitously in California, Florida and in key markets around the nation.

Early in January, liquidity fears thrust Countrywide credit default swap (CDS) prices out to 1,600 basis points – versus 30 only a year earlier.  The rapidly dislocating – and untested-in-crisis  – CDS market also reflected major market anxiety over the viability of mortgage lenders Washington Mutual and Residential Capital (Rescap), among others.  Similar fears jarred trading in shares and CDS of the troubled financial guarantors, including behemoths MBIA and Ambac, whose credit insurance underpinned the market values for more than $2.5 trillion of securities.  Actively traded subprime derivative indices were in a free fall, and fears were quickly enveloping “alt-A” and “jumbo” prime mortgages.  The entire mortgage marketplace was in virtual panic, compelled to revalue large segments of the MBS market for a new environment governed by substantially restricted mortgage credit availability and falling home prices.

By mid-month, rapidly expanding illiquidity had the collateralized debt obligation (CDO), junk, leveraged loan, and ABS markets essentially closed for business.  A full-fledged credit crunch had arrived.  January was also shaping up as the worst month for hedge funds since the Long Term Capital Market crisis in 1998.  Inarguably, the leverage speculating community’s linkages to various markets proved a critical factor in the subprime collapse, igniting problems in mortgages, corporate credit, municipal finance, student lending, and overall market liquidity.

By the latter part of January – and despite the Fed slashing rates to 3.0% – “Wall Street finance” was sinking into serious dislocation.  Financial guarantor Financial Guaranty Insurance Company (FGIC) lost its “AAA” rating at Fitch, while Moody’s warned of imminent bond insurer downgrades unless additional capital was forthcoming.  Waning optimism suffered another blow from the announcement of MBIA’s $2.3 billion fourth quarter loss.  Worries then surfaced of an imminent default by SCA Capital, guarantor of some $60 billion of CDOs.  Revelation of a $7.2 billion rouge trading loss at Société Générale could not have come at a worse time.  The marketplace was further jolted with the news of Merrill Lynch shuttering its CDO and “structured credit products” businesses.  UBS’s enormous $14 billion subprime writedown and Standard & Poor’s forecast of $265 billion in subprime losses we believe further undermined confidence.

February developments amounted to nothing less than a domino collapse of Wall Street’s apparatus for money and credit “alchemy.”  This Byzantine mechanism that had for years “transformed” trillions of increasingly risky loans into money-like instruments almost overnight buckled into inoperability.  Attained painstakingly over a period of many years, market trust and confidence were left shattered in short order.  In appears that investors suddenly rejected the entire ratings process and questioned the underlying merits of various securities, instruments and derivative structures. Where once there was blind faith, suddenly there was skepticism about risk modeling and sophisticated

PRUDENT BEAR FUNDS, INC.

leveraged strategies and about the liquidity dynamics of various so-called marketable instruments. Doubt infiltrated the credit market overall, especially the myriad financial guarantees and liquidity arrangements that had evolved to exert such a commanding role over system credit creation, risk intermediation and resource allocation.  In a matter of weeks, Wall Street-backed finance was discredited.

In past letters, we have referred to the “moneyness of credit” – the concept that certain types of credit instruments benefit from the market’s faith in their underlying safety and liquidity attributes.  Chiefly, virtually insatiable demand for “money” ensures that these instruments can be issued in overwhelming excess.  And, importantly, it is within the expansive “money” market – the epicenter for the most intensive intermediation of credit, liquidity, and “counterparty” risk – where fleeting confidence can almost instantaneously manifest into fear, panic and systemic crisis.

In the first quarter, a devastating domino breakdown occurred in various markets where we feel Wall Street had been most heedlessly procreating, distorting, masking and intermediating risk.  Many asset-backed commercial paper (ABCP) and “structured investment vehicles” (SIVs) conduits – mechanisms for achieving higher returns through the leveraging of riskier long-term securities with short-term money market borrowings – lost the ability to roll maturing paper.  The $330 billion “auction-rate securities” marketplace – a mechanism for transforming risky long-term municipal debt (and, to a lesser extent, student loans and closed-end fund borrowings) into perceived higher-yielding, “money-like” instruments – came to a grinding halt.  Investors in various “cash-equivalent” instruments and funds were hit with a loss of principal – in some cases, substantial amounts.

Investors in “private-label” mortgages, ABS, and various collateralized loan and debt structures were faced with the very real possibility of significant and widespread losses in “AAA” securities.  At the minimum, the faith that top ratings equaled liquidity in the market was demolished.  And of even greater consequence, investors began to question  the quality of agency debt and MBS securities, markets that historically had remained liquid and stable in previous crises.  Literally trillions of dollars of securities – previously valued in the marketplace based upon underlying credit ratings, sophisticated structures and liquidity arrangements, and financial guarantees/insurance – were now suspect in terms of underlying credit quality, market liquidity and value.  It was a historic market development:  the dislocation, seizing up, and near breakdown in contemporary marketable securities-based finance.

While the U.S. credit system resided at the epicenter of the crisis, effects reverberated around the globe.  Global equities were in synchronized rapid decline.  Most dramatically, the inter-bank lending market, especially in Europe, froze as participants spurned offering new loans and chose instead to hoard liquidity.  The major European financial conglomerates, in particular, had come to play major roles in the U.S. risk intermediation boom.  Badly stung, they were bolting from our markets and were keen

PRUDENT BEAR FUNDS, INC.

to pare overall risk.  It is our view that only concerted global central bank market liquidity operations – on an unimaginable scale – averted global meltdown.  While difficult to track, combined central bank lending facilities around the world may have surpassed the trillion dollar mark.

In the face of a bursting U.S. credit bubble and global market tumult, there were bouts of extreme price inflation and, generally, heightened monetary disorder.  Wheat and grain prices dislocated on the upside, with prices more than doubling from prior year levels.  A spike in rice prices incited instances of panic and serious concern throughout Asia.  According to the United Nations, global food prices were up 57% over the past year.  And after six consecutive years of surging food and energy prices, the World Bank is warning that 33 nations may now face ’social unrest.’  The specter of food hoarding and related chaos became a troubling reality.  Coveted as “stores of value,” gold surged past $1,000 and silver surpassed $20 an ounce.  Prices for steel, iron ore and a host of vital basic materials soared.  Crude oil, the world’s most indispensable commodity, surged above $110 a barrel during the first quarter, with a year-over-year gain of about 70%.

By the end of February, the CRB Commodities index had already posted a 15% year-to-date rise.  The Goldman Sachs Commodities Index was sporting an almost 50% one-year advance.  Elevated inflation could no longer be dismissed.  CNBC even began using the apt terminology “inflation nation.” After all, March import prices were up 14.8% year-over-year.  The consumer price index jumped what should have been an alarming 4.0% over the past year, with producer prices surging 6.9%.

Predictably, aggressive rate cuts in the face of escalating inflationary pressures provided another smack down to the sickly dollar.  They also evoked greater global angst among U.S. policymakers.  And it didn’t help that the integrity of much of the $2.6 trillion municipal debt market hung in the balance as the head New York state insurance regulator attempted to broker a recapitalization plan for the faltering “monoline” financial guarantors.  Yet it was dislocation in the agency debt and MBS markets in late-February and early March that pushed the system to the brink.  The failure of the Peloton funds, highly leveraged with $17.0 billion of “AAA” positions hedged by a $6.0 billion short position in subprime, intensified fears of contagious systemic deleveraging.  The unfolding crisis took a turn for the worst with the arrival of margin calls and forced liquidations for Carlyle Capital Group’s 30-times leveraged $22 billion portfolio of Fannie and Freddie securities.  A liquidity crisis reemerged for Thornburg Mortgage and the mortgage REITs.  And at that point, those leveraged in commercial mortgages weren’t faring much better.

The bedrock agency markets – where perceptions of unimpeachable safety and liquidity had fostered the greatest degree of leverage and speculative excess – had fallen into disarray.  Agency debt spreads to Treasuries, having averaged around 40 over the past several years, spiked to almost 100 basis points by mid-March.  Risk premiums on benchmark agency MBS jumped from about 140 to begin February to a 22-year high

PRUDENT BEAR FUNDS, INC.

238 basis points.8  Panic enveloped the highly leveraged and, at that point, illiquid mortgage securities marketplace. Panic-buying and scarcity of Treasuries, especially T-bills, exacerbated the dislocation.

The market feared that Thornburg, Rescap, GMAC, and scores of lenders, hedge funds and others were lined up for the consummate domino collapse.  Dislocation and deleveraging in the agency securities marketplace, a faltering CDS market, fears of counterparty crisis, and mounting trading losses were spurring a devastating pullback from the financing of bloated hedge fund and Wall Street balance sheets.  With a crisis of confidence afflicting the entire ABS and MBS marketplaces, it appeared the expansive “repo” securities financing market was at the cusp of dislocation.  A run on Wall Street finance had begun, with eyes fixated first and foremost on Bear Stearns and Lehman Brothers.

The Vulnerable Hedge Fund Bubble

Before expounding further on recent travails, it is worth noting that, according to the publication HedgeFund Intelligence, global hedge fund assets jumped $560 billion, or 27%, during 2007 to $2.65 trillion.  The industry enjoyed incredible five-fold growth over the past six years.  At the end of the year there were 391 funds with assets of at least $1 billion, representing almost 80% of total industry assets.  With the heavy use of leverage, the hedge fund community has accumulated gigantic positions and has become a major force throughout global securities markets.  Hedge funds were undoubtedly amongst the greatest beneficiaries of easy credit, asset inflation, and seemingly limitless marketplace liquidity.  One can presume they will now struggle mightily to adjust to a less hospitable post-credit bubble environment.

During the first quarter, hedge funds posted their worst performance since the Long Term Capital Management (LTCM) fiasco, with losses suffered across almost all fund categories.  The arbitrage (“arb”) funds were hit by the collapse of takeover deals, as merger finance evaporated with the dislocation in the leveraged loan market.  The models-based “quant” funds, said to now manage assets of more than $1.0 trillion globally, found themselves in the crosshairs of a changed and chaotic marketplace.  Sophisticated models and risk strategies were no match for the effects of wide-scale forced position unwinds, liquidations, system de-leveraging and resulting trading dislocations.  All the historical data and computer power in the world were suddenly of little import.  Popular “long/short” fund strategies similarly disappointed, as many of the crowded long positions came under heavy liquidation concurrently with bouts of panic covering of short positions.  As active managers of Prudent Bear Fund positions during this period, we can certainly attest to extremely challenging trading conditions.
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[8]	Data from Bloomberg

PRUDENT BEAR FUNDS, INC.

Candidly, the entire hedge fund phenomenon today reeks of one massive and unwieldy “crowded trade”  We expect the issues of disappointing returns, redemptions, and fund liquidations will now be front and center. There are salient “Ponzi finance” dynamics at work throughout the far-reaching “leveraged speculating community.”  Actually, we believe a major industry inflection point has been reached, and we fully expect a reversal of flows out of hedge funds to exacerbate the next round of financial turbulence.

No Economic Conundrum

The effects of de-leveraging – and the resulting broad-based abatement of credit availability – were illuminated in recent debt issuance statistics.  According to Dealogic, total first quarter global debt sales were down 48% from 2007 levels to $1.03 trillion.  Total syndicated loan sales declined 47% to $599 billion.  Global M&A activity declined 22% from the year ago period to $861 billion, with U.S. volumes down 28% to $318 billion.  From Thomson Financial we know U.S. investment-grade corporate bond issuance dropped 31% to $185 billion; junk bond issuance sank 85% to $5.9 billion; MBS issuance was down about 75% to $61 billion; ABS issuance sank 83% to $54.7 billion; municipal bond issuance declined 23% and student loans securitization volumes were down 65%.

The economy’s abrupt downturn is no conundrum.  New home sales recently fell to their slowest pace since February 1995.  National home prices, as represented by the CaseShiller index, have now posted double-digit year-on-year declines.  Auto sales are projected to drop this year to the lowest level since 1995.  And after posting average quarterly gains of about 400,000 over the past two years, the economy lost 232,000 jobs during the first quarter.  We feel this slowdown is the direct result of broad-based credit tightening – extreme Fed “easing” not withstanding.

Returning to our crisis timeline: by mid-March, repeated rate cuts and innovative liquidity facilities were powerless in averting what was shaping up to be a domino-style run on Bear Stearns’ and others’ short-term obligations.  Federal Reserve policymakers must have believed they faced no alternative other than a comprehensive “shock and awe” strategy to bail out the entire credit system.  A novel $30 billion loan was provided to JPMorgan Chase as part of the Fed-orchestrated Bear Stearns bailout.  Our central bank furthermore took the extraordinary step of opening the discount window to Wall Street firms.  Fed funds were slashed to 2.25%, thrusting borrowing costs deeper into negative real rate territory.  Furthermore, a special $200 billion Term Securities Lending Facility was created for Wall Street, with the Federal Reserve countenancing mortgage-related securities as acceptable collateral.

The message was sent loud and clear:  The Bernanke Fed and Bush Administration would employ all measures necessary to restore liquidity to the markets, reflate asset prices and stimulate the economy.  Global central banks appeared to be on board as well.

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Back to the GSEs

Of utmost consequence to the markets, policymakers reopened the Government- Sponsored Enterprise (GSE) floodgates both for providing marketplace liquidity and for absorbing enormous mortgage risk that participants had been struggling to offload.  A few days after the Bear Stearns bailout, the chief GSE regulator commented on Fannie’s and Freddie’s new role:  “They can do $200 billion in purchases immediately.  And to the extent they’re guaranteeing mortgage-backed securities – that could almost get into the trillions.  We’re looking at that they would have the capacity – between what we did today [a 30% reduction in the imposed ”capital surcharge“] and the significant capital raising that they committed to – they could do over $2.0 trillion in business this year if the market needs that money.”9

We were flabbergasted.  With combined “books of business” (MBS guarantees and mortgages retained) now exceeding $5.12 trillion – supported by about $70 billion of reported shareholders’ equity – we believe Fannie and Freddie are today poorly positioned to serve as mortgage risk buyers of last resort.  Indeed, catastrophic mortgage exposure in the event of a severe housing bust had already been foreshadowed by Fannie’s and Freddie’s combined fourth-quarter loss of $5.5 billion.  It should be obvious that to expand lending aggressively in the face of mounting credit problems is a surefire recipe for insolvency –and a huge taxpayer liability.  Recall the savings and loan fiasco?  Yet Fannie’s and Freddie’s combined “books of business” expanded a record $624 billion during 2007, to increase their market share to more than 70%.  For comparison, their businesses grew $352 billion in 2006, $186 billion in 2005 and $227 billion in 2004.10

The Federal Home Loan Bank System (FHLB) was also given regulatory approval to aggressively inject marketplace liquidity, this after expanding assets an unmatched $237 billion, or 39% annualized, during last year’s second half (financed primarily by short-term borrowings!).  Assets ended the first quarter at $1.32 trillion.  Including the FHLB, the GSEs now account for upwards of 90% of new mortgage credit.  Fannie, Freddie and the FHLB combined for first quarter business growth of $176 billion, or 11.2%.  This put one-year expansion at an unmatched $945 billion, or 17.2% growth.11

Also in March, Congress hiked Federal Housing Administration (FHA) single-family loan limits to $729,750 from $362,790.12  Recent FHA and VA (Veterans Administration) mortgage volumes have been running at an almost three-fold increase
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[9]	“Fixing the homefront,” transcript of interview with James Lockhart, OFHEO director and CNBC’s Maria Bartiromo, March 19, 2008.
[10]	Data from Fannie Mae and Freddie Mac monthly summaries
[11]	FHLB quarterly SEC filings.
[12]	“Ginnie Mae and FHA come out to play,” Forbes.com, Mauran Desmond, April 9, 2008.

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from last year’s level, with new guarantees expected to reach $200 billion this year.13  Ginnie Mae, the federal government’s mortgage securitization agency, doubled first quarter volume to $39 billion.14  The federal government is now – explicitly and implicitly – on the hook for the vast majority of an increasingly “nationalized” U.S. mortgage market.

A combination of a nationalized mortgage industry, ballooning GSE obligations, open-ended fiscal stimulation, ridiculously low interest rates, the Fed’s enormous lending facilities and assurances of ample ongoing liquidity represent the centerpiece of our policymakers’ latest reflation strategy.  Federal Reserve Bank of Minneapolis President Gary Stern commented:  “There is no way to put the genie back in the bottle.  What worries me most about where we wind up is that we will have an expansion of the safety net without adequate incentives to contain it.”15  Vincent Reinhart, past Fed policy adviser to Alan Greenspan and Ben Bernanke, called the Fed’s rescue operations the “worst policy decision in a generation” and warned they may prove as dangerous as policy mistakes that led to the Great Depression and the 1970’s “great inflation.”

We’ll interject that we feel the current backdrop categorically ensures atypical inflation dynamics and outright policy failure.  Importantly, we further believe the historic bubble in Wall Street finance is an unmitigated bust that will not be resuscitated.  And just as the post-tech bubble reflation exerted its greatest effects upon fledgling mortgage finance and real estate bubbles, today’s reflationary fuel will largely bypass U.S. housing to instead stoke inflationary fires now raging throughout the global economy.

Global Inflation Dynamics

Not many months ago a $120 crude oil price was unthinkable.  The confluence of agricultural price spikes, shortages, panicked hoarding and food riots was also beyond contemplation.  And ethanol was viewed optimistically as part of the solution to rising energy prices.  So much has changed in just a matter of weeks.  There is now recognition that the world must confront the sobering issue of rampant energy and food inflation, along with inevitable trade and supply disruptions.  Alarm has spread throughout Asia with a rapid doubling in the price of rice and other basic foodstuffs.  Destitute regions in both Asia and Africa face heightened famine risk.

Scores of governments around the globe are moving aggressively to procure adequate supplies for their citizens.  And let’s not dismiss the reality that with government coffers brimming with trillions of dollar reserves, there is today unparalleled purchasing power for fueling exorbitant prices for basics like food and energy.  At the same time, export tariffs and government-imposed trade restraints for agriculture and related resources are
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[13]	“Ginnie Mae’s laxer rules spike home aps,” Forbes.com, Mauran Desmond, April 9, 2008.
[14]	“FHA’s risky business,” Forbes.com, Joshua Zumbrun & Mauran Desmond, April 17, 2008.
[15]	“Fed rogue operation spurs further bailout calls,” Bloomberg.com, Craig Torres, May 2, 2008.

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gaining in popularity.  To be sure, one cannot envisage a potentially more unsettling manifestation of global “monetary disorder” than the specter of the practical inaccessibility of energy and food for hundreds of millions across the world.  It should go without saying that the geopolitical ramifications can be immense.  We’ll take it for granted that U.S. citizens will retain adequate provisions of food and energy – but certainly not at anything near the favorable prices to which we have grown accustomed.

We’ll admit to being agitated by the too commonly expressed view that rising food and energy prices aren’t indicative of general U.S. inflation – that surging prices are not a “monetary phenomenon” due consideration from the Federal Reserve.  Pundits point blame to rising demand, in particular, from China and India; the dynamic of their 2.3 billion increasingly affluent consumers shifting to healthier and more appealing diets.  And there is similarly little question that surging sales of automobiles, air conditioners, and booming economies generally throughout Asia and elsewhere are major culprits behind rising global energy demand.  But to not associate spiking prices for key necessities and generally accelerating inflation around the world to a dysfunctional monetary backdrop is to succumb to shallow and unduly optimistic analysis.

It is fundamental to our analytical framework that the world economy operates with the severe handicap of an anchorless monetary “system.”  Years ago the Bretton Woods dollar reserve monetary regime relinquished its capacity to constrain global credit systems, inhibit excess, and maintain at least a semblance of monetary order.  Moreover, the market’s ad hoc “king dollar” disciplining mechanism – having throughout the 1990s meted out bouts of harsh punishment upon profligate credit systems, their currencies and economies – perished earlier this decade at the hand of massive current account deficits and the bursting of the dollar bubble.

Most regrettably, a deeply impaired dollar is the consequence of year upon year of intractable trade deficits.  Ramifications have been multifold.  For one, upwards of $800 billion annual current account shortfalls have literally flooded the global system with excess dollar liquidity.  Secondly, the weak dollar and resulting inflationary pressures in non-dollar things have fostered enormous speculative outflows from the U.S. financial system to world commodities and securities markets.  Thirdly – and perhaps of greatest consequence – unrelenting dollar liquidity excess and consequent devaluation have unleashed domestic credit systems around the world.  These systems today retain the capacity to inflate rampantly, thus far virtually immune to typical bubble risks including waning confidence, currency runs, market dislocation, credit revulsion and economic bust.

Ballooning International Reserve Positions

After averaging $513 billion annually during the 10-year period though 2002,  “Rest of World” (ROW)  accumulations of U.S. financial assets (per the Fed’s Z-1 “Flow of Funds”) jumped to $788 billion during 2003 – only to then balloon to $1.518 trillion in 2004, $2.263 trillion in 2005, $1.868 trillion in 2006, and $1.573 trillion in 2007.  ROW

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now holds $15.4 trillion of our financial assets.  Much of the massive accumulation – especially over the past four years – has represented the “recycling” of U.S. current account deficits and other outbound U.S. financial flows that cycle back to U.S. securities markets.

The dynamic of dealing with excessive dollar liquidity is likewise captured in the explosion of world reserve currency positions over the past few years.  Since the beginning of 2004, official international reserve holdings have jumped an unprecedented – and not easily fathomed – $3.82 trillion, or 134%, to $6.67 trillion.  In just over four years, Chinese (mostly dollar) reserves have ballooned more than four-fold to $1.68 trillion; India’s reserve position has tripled to $303 billion; and Brazil’s has risen four times to $189 billion.  After beginning the decade at $8.5 billion (and 2004 at $73 billion), Russian reserves recently reached $470 billion.  Dollar liquidity has also inundated the bubbling Middle East economies, with estimates for 2008 OPEC revenues now surpassing $1.0 trillion.16

Explicably, inflation is now running at alarmingly high rates across the globe – and is in most cases accelerating rapidly.  In the Eurozone, inflation is running at an unacceptable 16-year high of 3.5%, fueled by double-digit money supply and credit growth.  Prices are rising at a 19-year high in Switzerland.  Double-digit credit growth also fans inflationary pressures throughout Scandinavia, restrained somewhat by the region’s robust currencies.

Asian regional pricing pressures and distortions are being exacerbated by the interrelated dollar liquidity and Chinese booms.  In China, policymakers face a quandary as heightened inflationary pressures, bottlenecks, shortages, and irrepressible global financial flows push annual headline consumer inflation to a 12-year high 8.0%.  Better than 20% money and credit growth risks pushing inflation much above the recent 7.6% rate in booming India.  Inflation is running at a 26-year high of almost 7% in Singapore, and a 12-year high 21% in Vietnam.  Consumer inflation is running at 9% in Indonesia, 6.2% in Thailand, and above 4% in South Korea and Australia.  Even in Japan, consumer prices are now rising at the fastest pace in ten years and producer prices at the strongest rate since 1981.17

While atypically strong currencies are thus far restraining generalized consumer inflation, excessive credit growth – notably better than 20% bank loan growth in both Brazil and Mexico – is a burgeoning issue for Latin America as well.  In Saudi Arabia, inflation has reached a 27-year high of almost 9%, with average inflation in the six Gulf
_______________

16	Bloomberg currency data
17
Inflation figures from Bloomberg.com news stories dated March 27, April 11, April 23, May 1, May 2 an April 23 Associated Press story, a Feb. 27 Reuters story and a Wall Street Journal story dated April 25, 2008.

PRUDENT BEAR FUNDS, INC.

Cooperation Council states expected to accelerate to 7% this year.  The energy price boom is feeding problematic Russian inflation, having recently accelerated above 14%.  Inflation is running at about 10% in South Africa, 16% in Egypt, 14% in Pakistan, 30% in Iran, and 26% in Ukraine.  A grotesque illustration of the wrath of runaway prices and resulting economic collapse is playing out in Zimbabwe, where annual inflation has reached 100,000%.18

We would not dispute that rising incomes and robust demand from the likes of “Chindia” are in integral facet of today’s global pricing backdrop.  We argue passionately, however, that never before in history have economies across the globe had the capacity to operate unrestrained and profligate credit systems – and do it year after year.  It is crucial to appreciate that the nature of current inflation dynamics is different from that of the late-’90s boom that mostly delivered inflationary effects to the U.S. technology sector, as well as to subsequent inflationary booms in mortgage credit, housing, and the securities markets.  Higher asset prices, booming securities issuance, and the effects of perceived rising wealth will probably not be the major inflationary manifestations going forward.  Indeed, inflation dynamics are altogether different now that acute pricing pressures afflict supply-constrained necessities such as food, energy, and commodities, as compared to when they percolate predominantly in real assets and securities.

The bottom line is that credit inflation and currency debasement have become universal – the evolution from a U.S.-domiciled to a global credit bubble.  And we feel this development has had everything to do with gross monetary mismanagement – spearheaded first and foremost by disastrous U.S. policymaking.

Economic Structure

We are of the opinion current measures to “reflate” the U.S. credit system and housing markets will only worsen a bad situation.  To be sure, the last thing the over-indebted American household sector needs is surging food, energy and imported goods prices – to go along with declining home values, piddling returns on savings, heightened job insecurity, and mounting concerns for the adequacy of retirement resources.  Less salient, there exist myriad problems related to the current maladjusted economic structure – specifically the sustainability of the finance-driven, services-based U.S. bubble economy.  It is here where the great negative surprise lurks.

We are the first to admit that the existing economic structure has long appeared to be the ultimate economic miracle.  Yet borrowing, consuming and importing creates only the mirage of prosperity.  In reality, our celebrated standard of living is hopelessly dependent upon ever increasing credit expansion coupled with the “kindness of strangers.”  And each passing year finds an economy more deeply distorted by unsustainable boom-time financial flows and spending patterns.
_______________

18	Inflation figures from Bloomberg.com news stories dated March 24, March 26, April 7, April 10, April 21, a Financial Times story dated March 27 and a Wall Street Journal story dated March 25, 2008

PRUDENT BEAR FUNDS, INC.

Problematically, economic activity is underpinned by an accumulation of progressively weak financial claims – susceptible at any point to the whims of the marketplace and, inevitably, to waning appetite for yet another layer of riskier debt.  We would argue the current “structure” has finally reached the breaking point; another round of ultra-loose monetary policy will accomplish little other than to inflict further structural impairment.

Fundamentally, the current economic structure is sustained only by prolonging massive credit expansion – the additional purchasing power to sustain boom-time inflated real and financial asset prices, incomes, corporate cash flows, household and business spending patterns, and government receipts and expenditures.  But with the mechanisms of Wall Street-backed finance in disrepute, intermediating today’s risky loans into palatable debt instruments has become a major issue.

As was mentioned above, the federal government has been forced into the role of major risk guarantor and repository.  We feel there could not have been worse timing for such an undertaking.  We can now essentially add trillions of mortgages to a long list of future government obligations, including massive contingent liabilities in the areas of unfunded healthcare and pension obligations.  Standard & Poor’s recently issued a report warning that the cost of a future government bailout of the GSEs could run to 10% of GDP.  In the near-term, our federal deficit is projected to more than double this fiscal year to about $400 billion.  We fully expect the epoch of trillion dollar annual deficits to commence in the not too distant future.  And rising costs and shrinking revenues leave half of U.S. states expecting fiscal deficits over the next year, led by huge shortfalls in California, New York and New Jersey.

We fear the day is rapidly approaching when our economy loses the luxury of exchanging limitless new dollar financial claims to sate our endless appetite for imported energy and consumer goods.  It is no small matter that the failings and deceit of our financial system have been exposed for all to see.  Similarly, inklings of our economy’s shortcomings and vulnerabilities have begun to emerge.  And, importantly, the world these days finds numerous tangibles and scores of markets with greater appeal than our trillion dollar securities markets denominated in the invariably depreciating U.S. currency.

In our view, the interplay between acute dollar vulnerability and a deeply maladjusted economic structure lays the groundwork for the next stage of the evolving financial and economic crisis.  Structural deficiencies leave us hopelessly dependent upon massive imports paid for with freshly minted “IOUs.”  Most now probably recognize these new claims are of suspect quality, and in markets around the world momentum builds to price in Euros, yen and other perceived sounder currencies.

We believe the bursting of the credit bubble has placed our economy on a trajectory for a wrenching adjustment period, one prompted by growing revulsion to dollar accumulation.  We expect pressures for a global mandate of “trading goods for goods.” At the bare minimum, we’ll be paying considerably more for foreign-sourced products.

PRUDENT BEAR FUNDS, INC.

A recent New York Times article put it succinctly:  “The free ride for American consumers is ending.” Unfortunately, we believe that only serious financial crisis will provide the necessary impetus for rectifying deep structural deficiencies.

The Not So Golden State

The California economy is today’s poster child for economic distortions, boom-time maladjustment, and newfound vulnerability.  Golden State median home prices gave up four years of price gains in just six months, with transaction volumes having dropped to at least 20-year lows.  Astoundingly, median prices have declined $2,300 a week for the past year.  After peaking at $594,280 in June ’07, prices sank 31% in eight months to $409,240.  Foreclosures are running double last year’s level and now account for almost 40% of statewide home transactions.19  California state and municipal finances are suffering mightily.  Forecasts for the state’s looming budget shortfall have rapidly swelled to $16 billion, while rating agencies take a more cautious view of California’s $46 billion of outstanding debt.  With our view of the historic nature of the now bursting California real estate bubble, we fear the state’s unfolding mortgage, household, business, and municipal debt problems will soon pose a clear and present danger to the entire U.S. financial system.

Explosion in “Money”

We have above highlighted our deep concerns surrounding the U.S. economic structure.  Our fears are compounded by closely interrelated developments unfolding at the heart of our monetary system.  Sustaining the bubble economy in the face of credit revulsion and the bust in Wall Street-backed finance has required a literal explosion in credit instruments comprising today’s functional “money” supply: banking system liabilities, money market fund balances, and agency debt and MBS.  Since the bursting of the credit bubble this past summer, bank credit has expanded at a 12% rate. Money fund assets have surged an eye-opening $800 billion since August, or 42% annualized.  GSE obligations have ballooned $430 billion over the past six months, an annualized 14.3%.20

It is also worth noting that total outstanding primary dealer repurchase agreements (“repos”), as reported by the New York Fed, have increased $330 billion since August to about $4.2 trillion.  In our view this is an inopportune time to have the banking system, GSEs, and the money fund complex immersed in aggressive expansion and risky (pre-economic adjustment period) loan intermediation.  Today’s monetary explosion places the future “moneyness” attributes of the underlying debt instruments in great jeopardy – with potentially momentous financial and economic ramifications.
_______________

19	Calculations from data published by the California Association of Realtors
20	Bank credit data is published weekly the Fed’s H.8 report. Money fund figures from Investment Company Institute, Freddie Mac and Fannie Mae monthly summaries, FHLB quarterly filings.

PRUDENT BEAR FUNDS, INC.

Recapitalization and Flawed Analysis of the Great Depression

There is optimism that the ability of scores of troubled American banks, Wall Street firms, and financial institutions to raise new equity capital will buttress our financial system and economy.  We are reminded of dangerously flawed analysis that developed some years following the Great Depression.  A popular school of thought began to hold sway that had the Federal Reserve simply created new reserves (“money”) the banking system after the 1929 Crash and early in the economic downturn (some contend $4.0 billion would have sufficed), the Great Depression would have been averted.

Our analytical framework views the situation from a much different perspective and comes to a contradictory conclusion.  The relative finite amount of new “money” necessary to plug the holes in banking system balance sheets was not the primary issue.  The critical dynamic was instead the enormous and ongoing system credit requirements associated with a deeply maladjusted bubble economy – one that had evolved over a protracted credit-induced boom.  The Fed could have very well “printed” an additional $4.0 billion to replenish bank capital, though this would have only temporarily buoyed the system.  Ongoing annual credit requirements – to sustain inflated asset prices, incomes, corporate cash-flows and an acutely distorted economic structure generally – would have run into the tens and hundreds of billions.  And these loans would have been destined to turn problematic with the eventual arrival of inescapable economic realignment and credit bust.

Fundamentally, sustaining the boom through recurring policy interventions had created untenable bubbles and a progressively unsound economic structure – and had done so at home and globally.  While policy confusion surely added to the misery, the depression was the unavoidable process of unwind and adjustment after years of gross financial excess and commensurate economic maladjustment.  Historical revisionism notwithstanding, the economic and monetary systems had lurched so hopelessly astray that throwing additional “money” at the problem would have had no chance of success.

We are not really heartened by today’s program for recapitalizing the financial sector.  It is part and parcel to policymakers’ futile efforts to postpone inevitable retrenchment and restructuring – both for finance and the real economy.  And we definitely fear the consequences of prolonging massive current account deficits; of a massive expansion in banking system, money fund, and GSE “money;” of the dire consequences of yet another year of enormous non-productive debt growth. Inflation psychology is taking root at home, while destabilizing monetary disorder takes hold globally.

As this letter goes to print, a period of relative stability has returned to U.S. and global markets.  We suspect this is the calm before the next storm.  And when the next stage of crisis arrives, the Fed and Washington will have already exhausted much of their arsenal.  The escalating risk of a breakdown at the core of our monetary system has become a pressing issue.  We have stated publicly that we expect an unfolding depression – and we use “depression” in the traditional meaning of a deep and prolonged adjustment to

PRUDENT BEAR FUNDS, INC.

the underlying financial and economic structure.  We are not attempting to say that it could be as severe as “the Great Depression,” but indeed the jury is still out.  We view such an outcome as inescapable in the face of such a prolonged period of unprecedented credit excess and economic maladjustment.

The “Liquidationist Thesis”

Chairman Bernanke recently took another swipe at Andrew Mellon and the “liquidationist thesis.”  We try to refrain from ideology.  Our objective is to pull the best analysis from “Keynesian,” “Austrian,” “Monetarist,” and behavioral finance disciplines, as well as from great thinkers wherever their insights can be gleaned.  There is a role for Keynesian-style stimulus, but regrettably our activist policymakers have for too long employed such measures too liberally in endeavors to sustain bubbles.  We believe we’re coming to the end of the line as to effectiveness of monetary stimulus.

Years of Keynesian inebriant ensure a dreadful hangover.  Ironically, they also predicate an Austrian-style post-boom “liquidation.” Resources – financial and real – must be redirected: new credit, labor, intellectual resources, investment and, importantly, our industrial capital stock.  Scores of enterprises – especially in the bloated consumption, finance, and luxury goods/services sectors – will turn uneconomic with the arrival of the new financial and economic landscape.  Liquidation and a purging of system excess – as archaic as these notions may sound –may be necessary to support a program of significantly expanded output of products to satisfy domestic needs and, as importantly, to exchange in world markets.

At this point we assume only the shock of major crisis will impel long overdue structural readjustment.  We view recent market tumult as a harbinger of the challenges that lie ahead.  Policymakers were compelled to take radical measures and held credit implosion at bay.  Yet, for the most part, this only extended the life of the existing economic order.  The crisis’ next stage could very well include dislocation in the dollar and currency markets, and/or perhaps a destabilizing spike in Treasury yields or a run on the expansive agency securities marketplace.  A crisis of confidence in an environment of rising market yields – especially if it included dislocation in the conventional mortgage and interest rate derivatives arenas – would prove destabilizing to today’s fragile financial and economic structures.

Markets have thus far felt only the initial tremors from what we foresee as a devastating earthquake collapse in various forms of credit loss protection – an “insurance” market we have never expected to survive the downside of the credit cycle.  In our opinion the financial guarantors, mortgage insurers, government-sponsored enterprises, and credit default swap marketplace are accidents in the making.  At the same time, the highly leveraged Wall Street firms and their opaque derivatives market daisy-chain remain acutely vulnerable.  The addition of interest rate and currency derivatives trading turmoil to existing credit-related stress could be more than today’s frail financial system could

PRUDENT BEAR FUNDS, INC.

bear.  A strong case can also be made that recent events have pushed the epic bubble in hedge fund leveraged speculation to the brink.  And that the U.S. banking system already confronts such serious credit and capital issues so very early in the economic downturn portends calamity.  As credit and economic conditions worsen, troubled financial companies will lose today’s capacity to raise large amounts of additional equity capital.

A crisis of confidence in contemporary “money” would set in motion what will be a prolonged and onerous adjustment to the underlying financial and economic structure.  We feel the Fed’s open disregard for credit and asset bubbles amounted to the greatest fiasco in the history of central banking.  For too many years, unprecedented speculation and financial excess were allowed to run roughshod.  Regrettably, our nation has just begun to pay what will be a very heavy price for monetary ineptitude and financial recklessness.

We expect the market environment to remain challenging, which only provides greater motivation to use our experience and understanding to the utmost for the benefit of shareholders.  Fundamental developments have moved decidedly in the bearish direction, although the backdrop has certainly mobilized an extraordinary policymaker response.  Our confidence in intermediate and long-term prospects for fund investors remains quite high.  Thank you for your continued confidence.

Sincerely,
David W. Tice

Past performance does not guarantee future results.

Opinions expressed in this letter are those of the fund manager, are subject to change and are not guaranteed.

The Prudent Bear Fund regularly makes shorts sales of securities, which involves unlimited risk including the possibility that losses may exceed the original amount invested.  However, a mutual fund investor’s risk is limited to one’s amount of investment in a mutual fund.  The Fund may also use options and future contracts, which have risks associated with unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates.  The Fund may also hold restricted securities purchased through private placements, potentially impairing the liquidity of these particular investments.

The Prudent Global Income Fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The Funds may also invest in gold, which involves additional risks, such as the possibility for substantial price fluctuations over a short period of time.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The NASDAQ Composite Index is a market capitalization

PRUDENT BEAR FUNDS, INC.

weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange.  The NYSE Financial Index, a subset of the NYSE Composite Index, is a float-adjusted market cap weighted index including NYSE-listed common stocks that are classified according to the Dow Jones Global Classification System. The S&P/Case-Shiller® Home Price Indices measures the residential housing market, tracking changes in the value of the residential real estate market in 20 metropolitan regions across the United States.  An un-weighted geometric average, the CRB index was created in 1957 and currently contains 17 commodities. The Goldman Sachs Commodities Index is a composite index of commodity sector returns which represents a broadly diversified, unleveraged, long-only position in commodity futures. You cannot invest directly in an index.

Please refer to the Schedule of Investments on page 32 for a list of holdings on March 31, 2008.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

While the funds are no-load, management and other expenses still apply.  Please refer to the prospectus for further details.

Must be preceded or accompanied by a prospectus.

The Prudent Bear Funds are distributed by Quasar Distributors, LLC. (05/08)

PRUDENT BEAR FUNDS, INC.

Expense Example
March 31, 2008
(Unaudited)

As a shareholder of the Prudent Bear Fund or the Prudent Global Income Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested for the period 10/01/07 – 3/31/08.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Funds charge no sales load, redemption fees (other than a 1.00% redemption fee for shares held less than 30 calendar days after purchase), or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 30 calendar days after you purchase them.  Individual retirement accounts (IRAs) will be charged a $15.00 annual maintenance fee.  To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual

PRUDENT BEAR FUNDS, INC.

Expense Example (cont.)
March 31, 2008
(Unaudited)

returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudent Bear Fund
No Load Shares
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period *
	10/01/07	3/31/08	10/01/07 – 3/31/08
Actual + (1)	$1,000.00	$1,143.50	$14.38
Hypothetical ++ (2)	$1,000.00	$1,011.59	$13.49

+	Excluding dividends on short positions, your actual cost of investment in the Fund would be $8.96.
++	Excluding dividends on short positions, your hypothetical cost of investment in the Fund would be $8.43.
(1)	Ending account values and expenses paid during period based on a 14.35% return. The return is considered after expenses are deducted from the fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
*	Expenses are equal to the Fund’s annualized expense ratio of 2.68%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Prudent Bear Fund
Class C Shares
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period *
	10/01/07	3/31/08	10/01/07 – 3/31/08
Actual + (1)	$1,000.00	$1,140.70	$18.37
Hypothetical ++ (2)	$1,000.00	$1,007.84	$17.23

+	Excluding dividends on short positions, your actual cost of investment in the Fund would be $12.96.
++	Excluding dividends on short positions, your hypothetical cost of investment in the Fund would be $12.19.
(1)	Ending account values and expenses paid during period based on a 14.07% return. The return is considered after expenses are deducted from the fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
*	Expenses are equal to the Fund’s annualized expense ratio of 3.43%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PRUDENT BEAR FUNDS, INC.

Expense Example (cont.)
March 31, 2008
(Unaudited)

Prudent Global Income Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period *
	10/01/07	3/31/08	10/01/07 – 3/31/08
Actual (1)	$1,000.00	$1,090.20	$6.54
Hypothetical (2)	$1,000.00	$1,018.75	$6.31

(1)	Ending account values and expenses paid during period based on a 9.02% return. The return is considered after expenses are deducted from the fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PRUDENT BEAR FUNDS, INC.

Prudent Bear Fund
Allocation of Portfolio Assets* – March 31, 2008 (Unaudited)

*  Does not include short-term investments.

Prudent Global Income Fund
Allocation of Portfolio Assets – March 31, 2008 (Unaudited)

Percentages for both charts are stated as a percent of net assets.

PRUDENT BEAR FUNDS, INC.

Statements of Assets and Liabilities
March 31, 2008
(Unaudited)

	Prudent Bear	Prudent Global
	Fund	Income Fund
ASSETS:
Investments, at value
Unaffiliated issuers (cost $1,124,287,550
and $427,634,619, respectively)	$1,117,771,813	$472,152,268
Affiliated issuers (cost $36,240,847 and $0, respectively)	59,090,502	—
Deposit at brokers for short sales	20,731,437	—
Receivable from broker for proceeds on securities sold short	503,129,599	—
Receivable for investments sold	19,829,341	20,716,215
Receivable for capital shares issued	9,751,641	6,337,356
Interest and dividends receivable	81,411	5,796,356
Cash	1,273,313	—
Other assets	1,055,702	54,009
Total Assets	1,732,714,759	505,056,204
LIABILITIES:
Securities sold short, at value
(Proceeds of $515,192,994 and $0, respectively)	495,113,016	—
Payable for investments purchased	7,353,571	21,056,954
Payable for futures contracts	2,448,071	—
Bank overdraft	—	161,775
Payable for capital shares redeemed	3,664,977	626,769
Payable to Adviser	1,307,920	294,746
Dividends payable on short positions	376,699	—
Accrued expenses and other liabilities	1,154,209	422,848
Total Liabilities	511,418,463	22,563,092
NET ASSETS	$1,221,296,296	$482,493,112
NET ASSETS CONSIST OF:
Capital stock	$1,258,024,449	$423,136,357
Accumulated net investment loss	(8,286,959)	(4,604,853)
Accumulated undistributed net realized gain (loss) on long
transactions, short transactions, option contracts expired or
closed, futures contracts closed and foreign currency translation	(53,423,590)	19,078,835
Net unrealized appreciation (depreciation) on:
Investments	16,333,918	44,517,649
Short transactions	20,079,978	—
Futures contracts	(11,431,500)	—
Foreign currency translation	—	365,124
TOTAL NET ASSETS	$1,221,296,296	$482,493,112
NO LOAD SHARES:
Net assets	$1,151,090,290	$482,493,112
Shares outstanding (250,000,000 shares
of $.0001 par value authorized)	174,071,689	35,071,344
Net asset value, redemption price and offering price per share	$6.61	$13.76
CLASS C SHARES:
Net assets	$70,206,006
Shares outstanding (250,000,000 shares
of $.0001 par value authorized)	11,052,041
Net asset value, redemption price and offering price per share	$6.35

The accompanying notes are an integral part of these financial statements.

PRUDENT BEAR FUNDS, INC.

Statements of Operations
Six Months Ended March 31, 2008
(Unaudited)

	Prudent Bear	Prudent Global
	Fund	Income Fund
INVESTMENT INCOME:
Interest income (net of foreign taxes
withheld of $0 and $97,228, respectively)	$21,850,149	$6,080,546
Dividend income on long positions from unaffiliated issuers
(net of foreign taxes withheld of $0 and $5,322, respectively)	9,079	56,065
Dividend income on long positions from affiliated issuers
(net of foreign taxes withheld of $111,683 and $0, respectively)	632,872	—
Total investment income	22,492,100	6,136,611
EXPENSES:
Investment advisory fee	6,252,193	1,527,901
Administration fee	342,493	130,797
Shareholder servicing and accounting costs	420,050	186,101
Custody fees	65,690	33,661
Federal and state registration	52,644	21,011
Professional fees	56,004	56,112
Distribution expense – No Load shares	1,178,680	509,300
Distribution expense – Class C shares	287,026	—
Reports to shareholders	36,935	18,832
Directors’ fees and expenses	9,479	9,279
Insurance expense	32,694	14,162
Miscellaneous expense	49,672	48,572
Dividends on short positions	5,053,804	—
Total expenses	13,837,364	2,555,728
Expense reductions (See Note 5)	(204,001)	(896)
Net expenses	13,633,363	2,554,832
NET INVESTMENT INCOME	8,858,737	3,581,779
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Long transactions from sales of unaffiliated issuers	(122,277)	19,537,318
Long transactions from sales of affiliated issuers	1,110,243	—
Short transactions	34,555,752	—
Option contracts expired or closed	14,861,392	—
Futures contracts closed	39,463,689	—
Foreign currency translation	29,359	437,952
Net realized gain	89,898,158	19,975,270
Change in unrealized appreciation (depreciation) on:
Investments	(21,036,261)	11,207,002
Short transactions	38,495,290	—
Futures contracts	(3,489,625)	—
Foreign currency translation	4	178,230
Net change in unrealized appreciation	13,969,408	11,385,232
Net realized and unrealized gain on investments	103,867,566	31,360,502
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$112,726,303	$34,942,281

The accompanying notes are an integral part of these financial statements.

PRUDENT BEAR FUNDS, INC.

Statements of Changes in Net Assets

	Prudent Bear Fund
	Six Months Ended	Year Ended
	March 31, 2008	September 30, 2007
	(Unaudited)
OPERATIONS:
Net investment income	$8,858,737	$22,525,222
Net realized gain (loss) on:
Long transactions from sales of unaffiliated issuers	(122,277)	55,379,793
Long transactions from sales of affiliated issuers	1,110,243	7,103,807
Short transactions	34,555,752	(24,682,217)
Option contracts expired or closed	14,861,392	(10,738,591)
Futures contracts closed	39,463,689	(21,762,881)
Foreign currency translation	29,359	(141)
Change in unrealized appreciation (depreciation) on:
Investments	(21,036,261)	(5,418,551)
Short transactions	38,495,290	11,499,557
Futures contracts	(3,489,625)	(822,875)
Foreign currency translation	4	(4)
Net increase in net assets resulting from operations	112,726,303	33,083,119
DISTRIBUTIONS TO NO LOAD SHAREHOLDERS
FROM NET INVESTMENT INCOME	(26,200,904)	(19,661,437)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS
FROM NET INVESTMENT INCOME	(1,491,647)	(810,835)
CAPITAL SHARE TRANSACTIONS (Note 2):
Proceeds from shares issued	657,295,827	472,106,217
Redemption fees	337,833	216,974
Shares issued to holders in reinvestment of dividends	24,569,158	17,452,193
Cost of shares redeemed	(338,723,218)	(391,190,847)
Net increase in net assets resulting
from capital share transactions	343,479,600	98,584,537
TOTAL INCREASE IN NET ASSETS	428,513,352	111,195,384
NET ASSETS:
Beginning of period	792,782,944	681,587,560
End of period (including accumulated net
investment income (loss) of $(8,286,959)
and $10,546,855, respectively)	$1,221,296,296	$792,782,944

The accompanying notes are an integral part of these financial statements.

PRUDENT BEAR FUNDS, INC.

Statements of Changes in Net Assets (cont.)

	Prudent Global Income Fund
	Six Months Ended	Year Ended
	March 31, 2008	September 30, 2007
	(Unaudited)
OPERATIONS:
Net investment income	$3,581,779	$6,737,966
Net realized gain (loss) on:
Long transactions from sales of unaffiliated issuers	19,537,318	15,801,421
Long transactions from sales of affiliated issuers	—	(612,861)
Foreign currency translation	437,952	69,843
Change in unrealized appreciation on:
Investments	11,207,002	22,432,891
Foreign currency translation	178,230	291,368
Net increase in net assets resulting from operations	34,942,281	44,720,628
DISTRIBUTIONS TO NO LOAD SHAREHOLDERS
FROM NET INVESTMENT INCOME	(11,713,183)	(6,726,497)
FROM NET REALIZED GAINS	(8,569,494)	(10,574,453)
TOTAL DISTRIBUTIONS	(20,282,677)	(17,300,950)
CAPITAL SHARE TRANSACTIONS (Note 2):
Proceeds from shares issued	170,446,835	138,786,172
Redemption fees	28,298	22,147
Shares issued to holders in reinvestment of dividends	18,301,630	15,494,230
Cost of shares redeemed	(99,209,718)	(149,682,558)
Net increase in net assets resulting
from capital share transactions	89,567,045	4,619,991
TOTAL INCREASE IN NET ASSETS	104,226,649	32,039,669
NET ASSETS:
Beginning of period	378,266,463	346,226,794
End of period (including accumulated net
investment income (loss) of $(4,604,853)
and $3,526,551, respectively)	$482,493,112	$378,266,463

The accompanying notes are an integral part of these financial statements.

PRUDENT BEAR FUNDS, INC.

Prudent Bear Fund
Financial Highlights

Selected per share data is based on a share outstanding throughout each period.

	No Load Shares
	Six Months		Year	Year	Year		Year	Year
	Ended		Ended	Ended	Ended		Ended	Ended
	March 31,		Sept. 30,	Sept. 30,	Sept. 30,		Sept. 30,	Sept. 30,
	2008		2007	2006	2005		2004	2003
	(Unaudited)
Per Share Data:
Net asset value, beginning of period	$5.96		$5.84	$5.47	$5.71		$6.84	$8.31
Income from investment operations:
Net investment income (loss)(1)(2)	0.06		0.19	0.15	(0.00	)(4)	(0.02)	(0.05)
Net realized and unrealized
gains (losses) on investments	0.78		0.12	0.28	(0.24)		(0.78)	(0.96)
Total from investment operations	0.84		0.31	0.43	(0.24)		(0.80)	(1.01)
Redemption fees	0.00	(4)	0.00 (4)	0.00 (4)	0.00	(4)	0.00 (4)	—
Less distributions:
Dividends from net investment income	(0.19)		(0.19)	(0.06)	—		(0.33)	(0.22)
Distributions from net realized gains	—		—	—	—		—	(0.24)
Total distributions	(0.19)		(0.19)	(0.06)	—		(0.33)	(0.46)
Net asset value, end of period	$6.61		$5.96	$5.84	$5.47		$5.71	$6.84
Total return	14.35	%(6)	5.49%	7.92%	(4.20)%		(12.03)%	(12.58)%
Supplemental data and ratios:
Net assets, end of period (000’s)	$1,151,090		$747,610	$650,305	$411,780		$429,469	$541,452
Ratio of total expenses
to average net assets:
Before expense reductions	2.72	%(7)	2.33%	2.49%	2.58%		2.28%	2.30%
After expense reductions(5)	2.68	%(7)	2.30%	2.49%	2.58%		2.27%	2.27%
Ratio of dividends on short positions
to average net assets	1.01	%(7)	0.57%	0.72%	0.73%		0.44%	0.44%
Ratio of expenses to average net assets
excluding dividends on short positions:
Before expense reductions	1.71	%(7)	1.76%	1.77%	1.85%		1.84%	1.86%
After expense reductions(5)	1.67	%(7)	1.73%	1.77%	1.85%		1.83%	1.83%
Ratio of net investment income (loss)
to average net assets	1.81	%(7)	3.31%	2.60%	(0.03)%		(0.38)%	(0.71)%
Portfolio turnover rate(3)	125%		119%	104%	129%		138%	178%

(1)
Net investment income (loss) per share before dividends on short positions for the periods ended March 31, 2008, September 30, 2007, September 30, 2006, September 30, 2005, September 30, 2004, and September 30, 2003 was $0.09, $0.23, $0.19, $0.04, $0.00, and $(0.02), respectively.

(2)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)	Amount calculated is less than $0.005.
(5)	See Note 5 in Notes to the Financial Statements.
(6)	Not annualized.
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

PRUDENT BEAR FUNDS, INC.

Prudent Bear Fund
Financial Highlights (cont.)

Selected per share data is based on a share outstanding throughout each period.

	Class C Shares
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	March 31,		Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2008		2007	2006	2005	2004	2003
	(Unaudited)
Per Share Data:
Net asset value, beginning of period	$5.72		$5.62	$5.29	$5.56	$6.68	$8.14
Income from investment operations:
Net investment income (loss)(1)(2)	0.03		0.14	0.11	(0.04)	(0.07)	(0.10)
Net realized and unrealized
gains (losses) on investments	0.77		0.11	0.26	(0.24)	(0.75)	(0.94)
Total from investment operations	0.80		0.25	0.37	(0.28)	(0.82)	(1.04)
Redemption fees	0.00	(4)	0.00 (4)	0.00 (4)	0.01	0.00 (4)	—
Less distributions:
Dividends from net investment income	(0.17)		(0.15)	(0.04)	—	(0.30)	(0.18)
Distributions from net realized gains	—		—	—	—	—	(0.24)
Total distributions	(0.17)		(0.15)	(0.04)	—	(0.30)	(0.42)
Net asset value, end of period	$6.35		$5.72	$5.62	$5.29	$5.56	$6.68
Total return	14.07	%(6)	4.61%	7.14%	(4.86)%	(12.72)%	(13.21)%
Supplemental data and ratios:
Net assets, end of period (000’s)	$70,206		$45,173	$31,283	$19,029	$15,971	$13,059
Ratio of total expenses
to average net assets:
Before expense reductions	3.47	%(7)	3.08%	3.24%	3.33%	3.03%	3.05%
After expense reductions(5)	3.43	%(7)	3.05%	3.24%	3.33%	3.02%	3.02%
Ratio of dividends on short positions
to average net assets	1.01	%(7)	0.57%	0.72%	0.73%	0.44%	0.44%
Ratio of expenses to average net assets
excluding dividends on short positions:
Before expense reductions	2.46	%(7)	2.51%	2.52%	2.60%	2.59%	2.61%
After expense reductions(5)	2.42	%(7)	2.48%	2.52%	2.60%	2.58%	2.58%
Ratio of net investment income (loss)
to average net assets	1.06	%(7)	2.56%	1.85%	(0.78)%	(1.13)%	(1.46)%
Portfolio turnover rate(3)	125%		119%	104%	129%	138%	178%

(1)
Net investment income (loss) per share before dividends on short positions for the periods ended March 31, 2008, September 30, 2007, September 30, 2006, September 30, 2005, September 30, 2004, and September 30, 2003 was $0.06, $0.18, $0.14, $(0.00)(4), $(0.04), and $(0.07), respectively.

(2)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)	Amount calculated is less than $0.005.
(5)	See Note 5 in Notes to the Financial Statements.
(6)	Not annualized.
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

PRUDENT BEAR FUNDS, INC.

Prudent Global Income Fund
Financial Highlights (cont.)

Selected per share data is based on a share outstanding throughout each period.

	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	March 31,		Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2008		2007	2006	2005	2004	2003
	(Unaudited)
Per Share Data:
Net asset value, beginning of period	$13.30		$12.30	$11.53	$12.41	$12.49	$11.15
Income from investment operations:
Net investment income	0.12	(2)	0.25 (2)	0.17 (2)	0.12 (2)	0.16 (2)	0.11 (1)
Net realized and unrealized
gains (losses) on investments	1.04		1.39	0.68	(0.03)	0.35	1.65
Total from investment operations	1.16		1.64	0.85	0.09	0.51	1.76
Redemption fees	0.00	(3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	—
Less distributions:
Dividends from net investment income	(0.40)		(0.25)	(0.02)	(0.81)	(0.55)	(0.28)
Distributions from net realized gains	(0.30)		(0.39)	(0.06)	(0.12)	(0.04)	(0.14)
Return of capital	—		—	—	(0.04)	—	—
Total distributions	(0.70)		(0.64)	(0.08)	(0.97)	(0.59)	(0.42)
Net asset value, end of period	$13.76		$13.30	$12.30	$11.53	$12.41	$12.49
Total return	9.02	%(5)	13.68%	7.47%	0.56%	4.15%	16.03%
Supplemental data and ratios:
Net assets, end of period (000’s)	$482,493		$378,266	$346,227	$343,011	$462,762	$480,104
Ratio of operating expenses
to average net assets:
Before expense reductions	1.25	%(6)	1.28%	1.27%	1.31%	1.31%	1.34%
After expense reductions(4)	1.25	%(6)	1.27%	1.27%	1.31%	1.27%	1.34%
Ratio of net investment income
to average net assets	1.75	%(6)	1.94%	1.43%	0.97%	1.24%	0.69%
Portfolio turnover rate	56%		102%	57%	232%	98%	117%

(1)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note 5 in Notes to the Financial Statements.
(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

PRUDENT BEAR FUNDS, INC.

Prudent Bear Fund
Schedule of Investments
March 31, 2008
(Unaudited)

Shares		Value
	COMMON STOCKS — 9.6%
	BASIC MATERIALS — 5.3%
1,000,000	Alberta Star Development Corp.(a)	$379,950
564,715	Aquiline Resources, Inc.(a)	4,890,951
78,125	Aquiline Resources, Inc. (Acquired 10/07/05, Cost $238,846)(a)(b)(c)(d)	676,634
78,125	Aquiline Resources, Inc. (Acquired 11/15/06, Cost $137,665)(a)(b)(c)(d)	676,634
3,000,000	Benton Resources Corporation(a)	1,461,347
1,000,000	Candente Resource Corp.(a)	1,461,347
5,000,798	Capstone Mining Corp.(a)(e)	15,541,474
705,883	Capstone Mining Corp. (Acquired 5/11/06, Cost $805,208)(a)(b)(c)(d)(e)	2,193,742
296,000	Capstone Mining Corp. (Acquired 5/12/06, Cost $377,815)(a)(b)(c)(d)(e)	919,908
87,000	Chesapeake Gold Corp.(a)	546,690
3,809,038	East Asia Minerals Corporation(e)	6,568,267
150,000	East Asia Minerals Corporation
	(Acquired 10/27/05, Cost $271,423)(b)(c)(d)(e)	258,659
1,298,265	Golden Cycle Gold Corporation(a)(e)	12,515,275
2,300,000	International KRL Resources Corp.(a)	201,666
500,000	Magnum Uranium Corp.(a)	287,398
3,235,000	Pershing Resources Corporation Inc.(a)	97,050
480,000	Powertech Uranium Corporation(a)	580,396
1,821,403	Rimfire Minerals Corporation(a)(e)	2,235,830
300,000	Silver Spruce Resources, Inc.(a)	113,985
1,085,113	Silverstone Resources Corporation
	(Acquired 12/16/03, Cost $1,803,514)(a)(b)(c)(d)	2,822,594
1,737,599	Silverstone Resources Corporation
	(Acquired 12/16/03-12/15/04, Cost $0)(a)(b)(c)(d)	4,519,841
432,628	Silverstone Resources Corporation
	(Acquired 12/21/05 & 5/03/06, Cost $0)(a)(b)(c)(d)	1,125,350
400,000	Silverstone Resources Corporation
	(Acquired 4/04/07, Cost $500,338)(a)(b)(c)(d)	1,040,479
3,000,000	Southampton Ventures, Inc.(a)(e)	1,673,243
666,667	YGC Resources Ltd. (Acquired 4/13/05, Cost $322,588)(a)(b)(c)(d)	1,143,099
333,333	YGC Resources Ltd. (Acquired 4/20/07, Cost $295,714)(a)(b)(c)(d)	571,549
		64,503,358
	HEALTH CARE — 0.1%
850,000	ADVENTRX Pharmaceuticals, Inc.(a)	459,000
375,000	ADVENTRX Pharmaceuticals, Inc.
	(Acquired 3/01/06, Cost $228,750)(a)(b)(c)(d)	202,500
100,000	Genitope Corporation(a)	25,000
		686,500
	METALS & MINING — 4.0%
3,500,000	Abacus Mining & Exploration Corporation(a)	1,193,434

The accompanying notes are an integral part of these financial statements.

PRUDENT BEAR FUNDS, INC.

Prudent Bear Fund
Schedule of Investments (cont.)
March 31, 2008
(Unaudited)

Shares		Value
	COMMON STOCKS — 9.6% (cont.)
	METALS & MINING — 4.0% (cont.)
4,000,000	Andean American Mining Corp.(a)(e)	$2,494,033
1,282,000	Antares Minerals(a)	4,558,722
1,500,000	Ascot Resources Ltd.(a)(e)	1,388,280
360,000	Ascot Resources Ltd. (Acquired 7/05/07, Cost $507,154)(a)(b)(c)(d)(e)	333,187
1,140,000	Ascot Resources Ltd. (Acquired 12/20/07, Cost $1,996,910)(a)(b)(c)(d)(e)	1,055,093
40,000	Bear Creek Mining Corporation(a)	325,393
20,000	Bear Creek Mining Corporation (Acquired 2/05/07, Cost $72,699)(a)(b)(c)(d)	162,697
3,000,000	Brilliant Mining Corp.(a)(e)	3,653,368
1,000,000	Brilliant Mining Corp. (Acquired 5/10/06, Cost $708,012)(a)(b)(c)(d)(e)	1,217,789
422,000	Canplats Resources Corp.(a)	1,377,271
3,475,000	Cash Minerals Ltd.(a)	880,218
2,000,000	Castillian Resources Corp.(a)	818,355
2,000,000	Commander Resources Ltd.(a)	272,785
250,000	Crosshair Exploration & Mining Corporation
	(Acquired 11/04/05, Cost $326,166)(a)(b)(c)(d)	219,202
1,000,000	Duran Ventures, Inc.(a)	1,071,655
807,000	Evolving Gold Corp.(a)	849,101
950,000	Evolving Gold Corp. (Acquired 2/27/08, Cost $957,081)(a)(b)(c)(d)	849,627
1,700,000	Fortuna Silver Mines, Inc.(a)	3,312,387
530,000	Fortuna Silver Mines, Inc. (Acquired 1/11/07, Cost $853,788)(a)(b)(c)(d)	1,032,685
857,143	Franklin Lake Resources Inc.(a)	471,429
1,500,000	Fury Explorations Ltd.(a)(e)	876,808
600,000	Fury Explorations Ltd. (Acquired 9/20/06, Cost $429,744)(a)(b)(c)(d)(e)	350,723
30,000	Goldcorp, Inc.	1,162,500
1,000,000	Grande Portage Resources Ltd.(a)	131,521
800,000	Grande Portage Resources Ltd. (Acquired 12/06/06, Cost $491,356)(a)(b)(c)(d)	105,217
1,400,000	Grayd Resource Corp.(a)	574,553
500,000	Inter-Citic Minerals Inc.(a)	837,839
1,000,000	International Tower Hill Mines Ltd.(a)	1,558,771
175,000	International Tower Hill Mines Ltd.
	(Acquired 5/09/07, Cost $379,895)(a)(b)(c)(d)	272,785
1,000,000	Kootenay Gold, Inc.(a)(e)	1,967,948
500,000	Kootenay Gold, Inc.
	(Acquired 2/27/08, Cost $763,823)(a)(b)(c)(d)(e)	836,378
800,000	Mansfield Minerals, Inc.(a)	2,361,537
1,732,500	Niblack Mining Corp.(a)(e)	590,750
525,000	Niblack Mining Corp. (Acquired 3/02/06, Cost $252,050)(a)(b)(c)(d)(e)	179,015
400,000	Niblack Mining Corp. (Acquired 3/15/07, Cost $289,167)(a)(b)(c)(d)(e)	136,392
1,000,000	Norsemont Mining, Inc.(a)	3,702,080
4,000,000	Selkirk Metals Corp.(a)(e)	2,104,340

The accompanying notes are an integral part of these financial statements.

PRUDENT BEAR FUNDS, INC.

Prudent Bear Fund
Schedule of Investments (cont.)
March 31, 2008
(Unaudited)

Shares		Value
	COMMON STOCKS — 9.6% (cont.)
	METALS & MINING — 4.0% (cont.)
1,400,000	Skygold Ventures Ltd.(a)	$1,404,842
1,500,000	TNR Gold Corporation(a)	482,245
300,000	Universal Uranium Ltd.(a)	86,220
1,000,000	Uranium City Resources Inc.(a)	126,650
2,000,000	Valencia Ventures, Inc.(a)	711,189
1,000,000	Victoria Resource Corp.(a)	847,582
		48,944,596
	OIL, GAS & CONSUMABLE FUELS — 0.2%
1,000,000	Hathor Exploration Limited(a)	2,328,414
	POLLUTION CONTROL — 0.0%
628,209	Migami, Inc.(a)	106,795
1,316,300	Sonic Technology Solutions, Inc.(a)	354,258
		461,053
	TECHNOLOGY — 0.0%
398,432	Aura Systems, Inc.(a)	673,350
	TOTAL COMMON STOCKS (Cost $102,966,517)	117,597,271
	INVESTMENT COMPANIES — 0.1%
20,000	UltraShort Oil & Gas ProShares	770,000
	TOTAL INVESTMENT COMPANIES (Cost $787,582)	770,000
	WARRANTS — 0.1%
	Ascot Resources Ltd.
180,000	Expiration: July 2009, Exercise Price: $2.00 CAD
	(Acquired 7/05/07, Cost $1,800)(a)(b)(c)(d)	46,664
570,000	Expiration: December 2009, Exercise Price: $2.25 CAD
	(Acquired 12/20/07, Cost $5,700)(a)(b)(c)(d)	100,678
	Aura Systems, Inc.
105,990	Expiration: January 2011, Exercise Price: $4.00
	(Acquired 3/21/06, Cost $1,060)(a)(b)(c)(d)	—
	Brilliant Mining Corp.
500,000	Expiration: May 2008, Exercise Price: $1.05 CAD
	(Acquired 5/10/06, Cost $5,000)(a)(b)(c)(d)	143,163
	Chesapeake Gold Corp.
43,500	Expiration: February 2012, Exercise Price: $8.00 CAD
	(Acquired 3/17/06, Cost $0)(a)(b)(c)(d)	80,673
	Evolving Gold Corp.
475,000	Expiration: February 2010, Exercise Price: $1.50 CAD
	(Acquired 2/27/08, Cost $4,750)(a)(b)(c)(d)	210,047

The accompanying notes are an integral part of these financial statements.

PRUDENT BEAR FUNDS, INC.

Prudent Bear Fund
Schedule of Investments (cont.)
March 31, 2008
(Unaudited)

Shares		Value
	WARRANTS — 0.1% (cont.)
	Fortuna Silver Mines, Inc.
265,000	Expiration: July 2008, Exercise Price: $2.30 CAD
	(Acquired 1/11/07, Cost $2,650)(a)(b)(c)(d)	$26,721
	Fury Explorations Ltd.
300,000	Expiration: September 2008, Exercise Price: $1.25 CAD
	(Acquired 9/20/06, Cost $3,000)(a)(b)(c)(d)	5,085
	Grande Portage Resources Ltd.
400,000	Expiration: June 2008, Exercise Price: $1.10 CAD
	(Acquired 12/06/06, Cost $4,000)(a)(b)(c)(d)	—
	International Tower Hill Mines Ltd.
175,000	Expiration: May 2009, Exercise Price: $3.00 CAD
	(Acquired 5/09/07, Cost $1,750)(a)(b)(c)(d)	7,161
	Kootenay Gold, Inc.
250,000	Expiration: August 2009, Exercise Price: $1.80 CAD
	(Acquired 2/27/08, Cost $2,500)(a)(b)(c)(d)	225,827
	Niblack Mining Corp.
200,000	Expiration: September 2008, Exercise Price: $1.25 CAD
	(Acquired 3/15/07, Cost $2,000)(a)(b)(c)(d)	175
	Silverstone Resources Corporation
200,000	Expiration: April 2009, Exercise Price: $2.10 CAD
	(Acquired 4/04/07, Cost $2,000)(a)(b)(c)(d)	197,009
	TOTAL WARRANTS (Cost $36,210)	1,043,203
Contracts (100 shares per contract)
	PURCHASED PUT OPTIONS — 1.6%
	Advanced Micro Devices, Inc.
500	Expiration: April 2008, Exercise Price: $10.00	207,500
	American Tower Corp. – Class A
500	Expiration: April 2008, Exercise Price: $37.50	27,500
	Benchmark Electronics, Inc.
600	Expiration: April 2008, Exercise Price: $15.00	6,000
	Equifax Inc.
400	Expiration: July 2008, Exercise Price: $35.00	91,000
	General Electric Company
500	Expiration: June 2008, Exercise Price: $32.50	28,250
	The Goldman Sachs Group, Inc.
200	Expiration: April 2008, Exercise Price: $170.00	189,000
	Hewitt Associates, Inc. – Class A
600	Expiration: June 2008, Exercise Price: $35.00	45,000
	Ingenious Media Active Capital Limited
1,300	Expiration: July 2008, Exercise Price: $190.00	1,716,000
700	Expiration: July 2008, Exercise Price: $200.00	1,134,000

The accompanying notes are an integral part of these financial statements.

PRUDENT BEAR FUNDS, INC.

Prudent Bear Fund
Schedule of Investments (cont.)
March 31, 2008
(Unaudited)

Contracts (100 shares per contract)		Value
	PURCHASED PUT OPTIONS — 1.6% (cont.)
	iShares FTSE/Xinhua China 25 Index Fund
20,000	Expiration: May 2008, Exercise Price: $145.00	$319,000
	Manitowoc Company, Inc.
300	Expiration: September 2008, Exercise Price: $40.00	162,000
	MICROS Systems, Inc.
300	Expiration: June 2008, Exercise Price: $35.00	102,000
	Orleans Energy Ltd.
200	Expiration: April 2008, Exercise Price: $600.00	168,000
200	Expiration: June 2008, Exercise Price: $580.00	319,000
	Pan American Silver Corp.
1,000	Expiration: July 2008, Exercise Price: $40.00	540,000
	SPDR Trust Series 1
1,000	Expiration: April 2008, Exercise Price: $130.00	213,000
500	Expiration: June 2008, Exercise Price: $126.00	197,500
5,500	Expiration: June 2008, Exercise Price: $127.00	2,337,500
6,000	Expiration: June 2008, Exercise Price: $128.00	2,760,000
6,500	Expiration: June 2008, Exercise Price: $129.00	3,201,250
1,500	Expiration: June 2008, Exercise Price: $130.00	795,000
2,000	Expiration: June 2008, Exercise Price: $133.00	1,315,000
500	Expiration: June 2008, Exercise Price: $134.00	351,250
1,000	Expiration: June 2008, Exercise Price: $135.00	752,500
1,000	Expiration: June 2008, Exercise Price: $139.00	980,000
1,000	Expiration: June 2008, Exercise Price: $140.00	1,042,500
	U.S. Bancorp
900	Expiration: June 2008, Exercise Price: $27.50	63,000
	VistaPrint Limited
500	Expiration: October 2008, Exercise Price: $25.00	88,750
	Xilinx, Inc.
500	Expiration: June 2008, Exercise Price: $20.00	27,500
	TOTAL PURCHASED PUT OPTIONS (Cost $19,509,700)	19,179,000
Shares
	SHORT-TERM INVESTMENTS — 85.0%
	Mutual Funds — 3.3%
40,216,726	Federated US Treasury Cash Reserve Fund	40,216,726
Principal
Amount
	U.S. TREASURY BILLS — 81.7%
$26,000,000	3.191%, 4/03/2008(f)(h)	25,995,521
19,000,000	2.971%, 4/10/2008(f)(h)	18,986,288
14,000,000	2.118%, 4/15/2008(f)(h)	13,988,688
26,228,000	3.173%, 4/17/2008(f)(h)	26,192,098

The accompanying notes are an integral part of these financial statements.

PRUDENT BEAR FUNDS, INC.

Prudent Bear Fund
Schedule of Investments (cont.)
March 31, 2008
(Unaudited)

Principal
Amount		Value
	SHORT-TERM INVESTMENTS — 85.0% (cont.)
	U.S. Treasury Bills — 81.7% (cont.)
$84,000,000	3.755%, 4/24/2008(f)(h)	$83,805,361
27,000,000	2.840%, 5/01/2008(f)(h)	26,937,892
36,500,000	2.441%, 5/08/2008(f)(h)	36,410,755
31,000,000	2.434%, 5/15/2008(g)(h)	30,910,492
35,500,000	3.143%, 5/22/2008(f)(h)	35,346,807
93,500,000	3.142%, 5/29/2008(f)(h)	93,041,574
18,000,000	3.085%, 6/05/2008(h)	17,958,564
26,000,000	3.086%, 6/12/2008(f)(h)	25,937,340
15,000,000	3.338%, 6/19/2008(f)(h)	14,960,550
35,800,000	2.760%, 6/26/2008(h)	35,690,953
32,000,000	3.030%, 7/03/2008(f)(h)	31,889,056
17,000,000	3.120%, 7/10/2008(f)(h)	16,937,100
117,000,000	2.936%, 7/17/2008(g)(h)	116,520,066
23,000,000	2.237%, 7/24/2008(g)(h)	22,900,939
30,000,000	1.962%, 7/31/2008(g)(h)	29,862,870
32,000,000	1.993%, 8/07/2008(g)(h)	31,845,824
32,000,000	1.792%, 8/14/2008(g)(h)	31,835,008
45,000,000	1.922%, 8/21/2008(f)(h)	44,749,710
67,000,000	1.679%, 8/28/2008(g)(h)	66,575,756
26,600,000	1.450%, 9/04/2008(g)(h)	26,431,702
19,000,000	1.297%, 9/11/2008(g)(h)	18,871,389
26,000,000	1.028%, 9/18/2008(g)(h)	25,820,756
48,000,000	1.283%, 9/25/2008(g)(h)	47,653,056
		998,056,115
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,037,228,388)	1,038,272,841
	Total Investments (Cost $1,160,528,397) — 96.4%	1,176,862,315
	Other Assets in Excess of Liabilities — 3.6%	44,433,981
	TOTAL NET ASSETS — 100.0%	$1,221,296,296

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Fair valued security.
(c)	Restricted security.
(d)	Private placement issue.
(e)	Affiliated issuer. See Note 7 in Notes to the Financial Statements.
(f)	All or a portion of the securities have been committed as collateral for open short positions.
(g)	All or a portion of the securities have been committed as collateral for future contracts.
(h)	Rate shown is the calculated yield to maturity.
CAD – Canadian Dollars

The accompanying notes are an integral part of these financial statements.

PRUDENT BEAR FUNDS, INC.

Prudent Bear Fund
Schedule of Securities Sold Short
March 31, 2008
(Unaudited)

Shares		Value
215,000	ADC Telecommunications, Inc.	$2,597,200
101,000	Advanced Energy Industries, Inc.	1,339,260
115,000	American Express Co.	5,027,800
323,300	American Reprographics Co.	4,797,772
105,000	American Tower Corp. - Class A	4,117,050
160,000	Amex Financial Select SPDR Fund	3,481,800
463,945	AMR Corporation	4,184,784
230,000	Analog Devices, Inc.	6,789,600
240,000	AngloGold Ashanti Limited - ADR	8,150,400
150,000	Apex Silver Mines Ltd.	1,818,000
70,000	Apollo Group, Inc.	3,024,000
610,000	Autonation, Inc.	9,131,700
82,000	Bank of America Corporation	3,108,620
300,000	Bed Bath & Beyond Inc.	8,850,000
11,636	Benchmark Electronics, Inc.	208,866
278,800	Brunswick Corporation	4,452,436
150,000	Burger King Holdings, Inc.	4,149,000
210,000	Cameco Corporation	6,917,400
30,000	Capital One Financial Corp.	1,476,600
20,000	Carnival Corp.	809,600
20,000	Ciena Corp.	616,600
55,000	Cisco Systems, Inc.	1,324,950
103,000	The Colonial BancGroup Inc.	991,890
35,000	CommScope, Inc.	1,219,050
475,000	Constellation Brands, Inc. - Class A	8,393,250
30,000	Consumer Staples Select Sector SPDR Fund	835,800
200,000	Crown Castle International Corp.	6,898,000
35,000	D.R. Horton, Inc.	551,250
240,000	Denison Mines Corp.	1,515,125
335,000	Dick’s Sporting Goods, Inc.	8,971,300
20,300	Eldorado Gold Corporation	138,446
75,000	EMC Corporation	1,075,500
129,000	EMS Technologies, Inc.	3,501,060
290,000	Equifax Inc.	9,999,200
313,000	F5 Networks, Inc.	5,687,210
420,000	Fair Isaac Corp.	9,038,400
121,000	Fannie Mae	3,184,720
5,000	First Solar, Inc.	1,155,700
150,000	Fortune Brands, Inc.	10,425,000
165,000	Foundry Networks, Inc.	1,910,700
146,000	Freddie Mac	3,696,720
6,000	Freeport-McMoRan Copper & Gold, Inc.	577,320
30,000	Fronteer Development Group Inc.	149,057

The accompanying notes are an integral part of these financial statements.

PRUDENT BEAR FUNDS, INC.

Prudent Bear Fund
Schedule of Securities Sold Short (cont.)
March 31, 2008
(Unaudited)

Shares		Value
390,000	General Motors Corporation	$7,429,500
163,000	Genworth Financial, Inc.	3,690,320
125,000	Golden Star Resources Ltd.	428,750
35,000	Harley-Davidson, Inc.	1,312,500
58,000	Home Depot, Inc.	1,622,260
660,000	Industrial Select Sector SPDR Fund	24,684,000
30,000	iShares Russell 2000 Growth Index Fund	2,185,200
225,000	Ivanhoe Mines Ltd.	2,322,000
320,000	Ivanhoe Mines Ltd.	3,335,769
40,000	JDS Uniphase Corp.	535,600
14,000	JPMorgan Chase & Co.	601,300
68,000	Juniper Networks, Inc.	1,700,000
20,000	KB Home	494,600
170,000	Lam Research Corp.	6,497,400
150,000	Lamar Advertising Co.	5,389,500
74,000	Lehman Brothers Holdings Inc.	2,785,360
25,000	Lennar Corporation	470,250
50,000	Life Time Fitness, Inc.	1,560,500
320,000	Lincare Holdings Inc.	8,995,200
290,000	Maguire Properties, Inc.	4,149,900
160,000	Manitowoc Company, Inc.	6,528,000
99,000	Marvell Technology Group Ltd.	1,077,120
455,000	Masco Corp.	9,022,650
227,100	Maxim Integrated Products, Inc.	4,630,569
97,000	Merrill Lynch & Co., Inc.	3,951,780
38,000	MGIC Investment Corporation	400,140
46,000	Microchip Technology, Inc.	1,505,580
111,000	Morgan Stanley	5,072,700
345,000	National Semiconductor Corp.	6,320,400
180,000	Netlogic Microsystems, Inc.	4,345,200
200,000	Novagold Resources, Inc.	1,554,874
235,000	Old Republic International Corp.	3,033,850
155,000	Patterson Companies, Inc.	5,626,500
19,000	The PMI Group Inc.	110,580
84,000	Pool Corporation	1,586,760
44,000	QUALCOMM Inc.	1,804,000
303,000	Riverbed Technology, Inc.	4,502,580
425,000	Robert Half International, Inc.	10,939,500
105,000	Rockwell Automation, Inc.	6,029,100
26,000	Royal Caribbean Cruises Ltd.	855,400
290,000	The Scotts Co.	9,401,800
50,000	Semtech Corp.	716,500
213,600	Simpson Manufacturing Co., Inc.	5,805,648

The accompanying notes are an integral part of these financial statements.

PRUDENT BEAR FUNDS, INC.

Prudent Bear Fund
Schedule of Securities Sold Short (cont.)
March 31, 2008
(Unaudited)

Shares		Value
49,000	SL Green Realty Corp.	$3,992,030
30,500	Soapstone Networks, Inc.	218,380
170,000	SPDR S&P Retail ETF	5,390,700
235,000	SPDR Trust Series 1	31,012,950
70,000	Sprint Corp.	468,300
515,000	Starbucks Corp.	9,012,500
140,000	Stratasys, Inc.	2,492,000
77,000	SunTrust Banks, Inc.	4,245,780
35,000	Synovus Financial Corp.	387,100
1,300,000	Technology Select Sector ETF	29,120,000
80,000	Teck Cominco Ltd.	3,276,800
305,000	Telefonaktiebolaget LM Ericsson - ADR	5,993,250
30,000	Thor Industries, Inc.	893,100
130,000	Tidewater, Inc.	7,164,300
20,000	Toll Brothers, Inc.	469,600
60,000	USG Corp.	2,209,200
100,000	VistaPrint Limited	3,495,000
145,000	Vulcan Materials Co.	9,628,000
95,000	W.W. Grainger, Inc.	7,257,050
149,000	Wachovia Corporation	4,023,000
55,000	Washington Mutual, Inc.	566,500
45,000	Websense, Inc.	843,750
62,000	Wells Fargo & Company	1,804,200
270,000	Whole Foods Market, Inc.	8,901,900
290,000	Williams-Sonoma, Inc.	7,029,600
165,000	Xilinx, Inc.	3,918,750
	TOTAL SECURITIES SOLD SHORT (Proceeds $515,192,994)	$495,113,016

ETF – Exchange-Traded Fund
ADR – American Depository Receipt

The accompanying notes are an integral part of these financial statements.

PRUDENT BEAR FUNDS, INC.

Prudent Global Income Fund
Schedule of Investments
March 31, 2008
(Unaudited)

Shares			Value
		COMMON STOCKS — 6.1%
		CANADA — 4.7%
90,186		Agnico-Eagle Mines Limited	$6,116,956
2,500,000		BacTech Mining Corporation(a)	194,846
445,000		Central Fund of Canada Limited - Class A	5,598,100
300,000		Kinross Gold Corporation	6,633,000
279,375		Yamana Gold, Inc.	4,084,463
			22,627,365
		SOUTH AFRICA — 0.6%
85,000		AngloGold Ashanti Limited - ADR	2,886,600
		UNITED STATES — 0.8%
20,000		Newmont Mining Corp.	906,000
100,000		Royal Gold, Inc.	3,017,000
			3,923,000
		TOTAL COMMON STOCKS (Cost $15,632,452)	29,436,965
Principal
Amount
		CONVERTIBLE BONDS — 0.4%
2,500,000	CAD	BacTech Mining Corporation
		10.000%, 3/15/2009 (Acquired 3/15/04, Cost $2,230,050)(b)(c)(d)	1,753,617
		TOTAL CONVERTIBLE BONDS (Cost $2,230,050)	1,753,617
		STRUCTURED NOTES — 3.2%
		UBS Gold Bullion Notes
$7,000,000		0.000%, 8/29/2008(a)(e)	15,277,500
		TOTAL STRUCTURED NOTES (Cost $7,000,000)	15,277,500
		FOREIGN TREASURY OBLIGATIONS — 71.7%
		AUSTRALIA — 3.3%
		Australian Government Bond
17,125,000	AUD	8.750%, 8/15/2008	15,769,270
		BELGIUM — 4.0%
		Kingdom of Belgium Bond
12,450,000	EUR	3.000%, 9/28/2008	19,565,415
		CANADA — 9.3%
		Canadian Treasury Bill
35,050,000	CAD	4.250%, 12/01/2008	34,529,261
1,011,000,000	JPY	1.900%, 3/23/2009	10,264,672
			44,793,933

The accompanying notes are an integral part of these financial statements.

PRUDENT BEAR FUNDS, INC.

Prudent Global Income Fund
Schedule of Investments (cont.)
March 31, 2008
(Unaudited)

Principal
Amount			Value
		FOREIGN TREASURY OBLIGATIONS — 71.7% (cont.)
		DENMARK — 4.0%
		Kingdom of Denmark Bond
91,820,000	DKK	4.000%, 8/15/2008	$19,421,678
		FRANCE — 4.1%
		French Treasury Note
12,470,000	EUR	4.000%, 9/12/2009	19,759,932
		GERMANY — 3.5%
		Bundesschatzanweisungen German Bond
10,700,000	EUR	3.750%, 12/12/2008	16,874,617
		HONG KONG — 6.5%
		Hong Kong Treasury Bill
245,000,000	HKD	1.498%, 1/07/2009(f)	31,263,066
		ITALY — 4.3%
		Republic of Italy Bond
2,100,000,000	JPY	0.650%, 3/20/2009	21,033,160
		NETHERLANDS — 4.1%
		Netherlands Government Bond
12,450,000	EUR	3.750%, 7/15/2009	19,643,978
		NORWAY — 4.4%
		Norwegian Treasury Bill
110,300,000	NOK	4.892%, 9/17/2008(f)	21,174,758
		SINGAPORE — 5.8%
		Singapore Government Bond
26,500,000	SGD	1.500%, 4/01/2008	19,252,425
12,050,000		4.375%, 1/15/2009	8,988,374
			28,240,799
		SWEDEN — 4.3%
		Swedish Government Bond
13,000,000	SEK	5.000%, 1/28/2009	2,201,873
109,000,000		6.500%, 5/05/2008	18,377,475
			20,579,348
		SWITZERLAND — 14.1%
		Swiss Government Bond
66,870,000	CHF	3.250%, 2/11/2009	68,007,147
		TOTAL FOREIGN TREASURY OBLIGATIONS
		(Cost $323,215,032)	346,127,101

The accompanying notes are an integral part of these financial statements.

PRUDENT BEAR FUNDS, INC.

Prudent Global Income Fund
Schedule of Investments (cont.)
March 31, 2008
(Unaudited)

Shares		Value
	SHORT-TERM INVESTMENTS — 16.5%
	Mutual Funds — 5.0%
23,910,504	Federated US Treasury Cash Reserve Fund	$23,910,504
Principal
Amount
	U.S. TREASURY BILLS — 11.5%
$9,000,000	1.814%, 4/03/2008(f)	8,999,109
3,700,000	1.794%, 4/10/2008(f)	3,698,371
16,000,000	1.478%, 4/17/2008(f)	15,989,679
1,500,000	1.478%, 4/24/2008(f)	1,498,609
3,500,000	1.362%, 5/01/2008(f)	3,496,099
2,000,000	1.390%, 5/08/2008(f)	1,997,196
3,000,000	1.408%, 5/15/2008(f)	2,994,935
15,000,000	1.132%, 5/22/2008(f)	14,976,383
2,000,000	1.201%, 5/29/2008(f)	1,996,200
		55,646,581
	TOTAL SHORT-TERM INVESTMENTS (Cost $79,557,085)	79,557,085
	Total Investments (Cost $427,634,619) — 97.9%	472,152,268
	Other Assets in Excess of Liabilities — 2.1%	10,340,844
	TOTAL NET ASSETS — 100.0%	$482,493,112

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Fair valued security.
(c)	Restricted security.
(d)	Private placement issue.
(e)	Redemption value linked to the value of gold bullion.
(f)	Rate shown is the calculated yield to maturity.
ADR	American Depository Receipt
AUD	Australian Dollars
CAD	Canadian Dollars
DKK	Danish Krone
EUR	European Monetary Units
HKD	Hong Kong Dollars
JPY	Japanese Yen
NOK	Norwegian Kroner
SGD	Singapore Dollars
CHF	Swiss Francs
SEK	Swedish Krona

The accompanying notes are an integral part of these financial statements.

PRUDENT BEAR FUNDS, INC.

Notes to the Financial Statements
March 31, 2008
(Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Prudent Bear Funds, Inc. (the “Company”) was incorporated on October 25, 1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940 (“1940 Act”). The Company currently consists of a diversified series, the Prudent Bear Fund, and a non-diversified series, the Prudent Global Income Fund (formerly the Prudent Safe Harbor Fund) (each a “Fund” and collectively the “Funds”). The investment objectives of the Funds are set forth below.

The investment objective of the Prudent Bear Fund is capital appreciation, which it seeks to obtain primarily through short sales of equity securities when overall market valuations are high and through long positions in value-oriented equity securities when overall market valuations are low. The Prudent Bear Fund commenced operations on December 28, 1995.

The Prudent Bear Fund has issued two classes of shares: No Load and Class C shares. The No Load shares are subject to a 0.25% 12b-1 fee, while the Class C shares are subject to a 1.00% 12b-1 fee, as described in accordance with the Fund’s prospectuses. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares.

The investment objective of the Prudent Global Income Fund is current income and capital appreciation through investments primarily in liquid securities issued by major industrialized nations and equity securities of companies that mine gold. The Prudent Global Income Fund commenced operations on February 2, 2000.

The following is a summary of significant accounting policies consistently followed by the Funds.

a)
Investment Valuation – Common stocks, preferred stocks and securities sold short that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Securities listed on the NASDAQ Global Market are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Common stocks and securities sold short which are listed on an exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by an independent pricing service. Mutual fund investments are valued at the net asset value on the day the valuation is made.  Short-term instruments (those with

PRUDENT BEAR FUNDS, INC.

Notes to the Financial Statements (continued)

remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.  Other assets and securities for which no quotations are readily available (or which are deemed unreliable) are valued at fair value as determined in good faith by David W. Tice & Associates, LLC (the “Adviser”) in accordance with procedures approved by the Board of Directors of the Company.  Types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) warrants; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.  Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Funds may value the security at its fair value.  Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share.  At March 31, 2008, fair valued investments represent 2.0% and 0.4% of net assets in the Prudent Bear Fund and the Prudent Global Income Fund, respectively.

b)
Short Positions – The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is initially included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market values of securities sold, but not yet purchased, may require purchasing the securities at values which may differ from the market value reflected on the Statements of Assets and Liabilities. The Funds are liable for any dividends paid on securities sold short. The Prudent Bear Fund’s receivables from brokers for proceeds on securities sold short are with two major securities dealers. The Funds do not require the brokers to maintain collateral in support of these receivables.

c)
Written Option Accounting – The Funds may write (sell) put and call options. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the

PRUDENT BEAR FUNDS, INC.

Notes to the Financial Statements (continued)

Funds may become obligated during the term of the option to deliver (with respect to a call option) or purchase (with respect to a put option) the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date, the Funds realize a gain. When the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. If a call option written by a Fund is exercised, the proceeds of the sale of the underlying security will be increased by the premium originally received and the Fund will realize a gain or loss on the sale of the security. If a put option written by a Fund is exercised, the Fund’s basis in the underlying security will be reduced by the premium originally received.

d)
Futures Contracts and Options on Futures Contracts – The Prudent Bear Fund may purchase and sell stock index futures contracts and options on such futures contracts, while the Prudent Global Income Fund may purchase and sell debt futures contracts and options on such futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

e)
Risks of Options, Futures Contracts and Options on Futures Contracts – The risks inherent in the use of options, futures contracts, and options on futures contracts include: 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract.

PRUDENT BEAR FUNDS, INC.

Notes to the Financial Statements (continued)

f)
Collateral on Short Sales, Written Options and Futures Contracts – As collateral for short positions, written options and futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash or liquid securities. For short positions, this collateral must equal the market value of the securities sold short. For written options, this collateral must equal the market value of the purchase obligation for put options or the market value of the instrument underlying the contract for call options. For futures contracts, this collateral must equal the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract for short futures contracts. All collateral is required to be adjusted daily.

g)
Purchased Option Accounting – Premiums paid for option contracts purchased are included in the Statements of Assets and Liabilities as an asset. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Put option contracts are held by the Funds for trading purposes and call option contracts are held by the Funds for trading and hedging purposes.

h)
Foreign Securities – Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

i)
Foreign Currency Translations – The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of debt securities and payables and receivables arising from trade date and settlement date differences.

PRUDENT BEAR FUNDS, INC.

Notes to the Financial Statements (continued)

j)
Restricted Securities – The Prudent Bear Fund and the Prudent Global Income Fund own investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Funds have the right to include these securities in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities. At March 31, 2008, the Prudent Bear Fund and the Prudent Global Income Fund had restricted securities with an aggregate value of $23,944,982 and $1,753,617, respectively, representing 2.0% and 0.4% of the net assets of the Prudent Bear Fund and the Prudent Global Income Fund, respectively.

k)
Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually for the Prudent Bear Fund and quarterly for the Prudent Global Income Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually by each of the Funds.

l)
Federal Income Taxes – No provision for federal income taxes has been made since the Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Funds intend to make all required distributions to avoid being liable for federal excise taxes.

Effective October 1, 2007, the Funds have been subject to Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 establishes financial reporting rules regarding recognition and measurements of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Funds’ net assets or results of operations.

m)
Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PRUDENT BEAR FUNDS, INC.

Notes to the Financial Statements (continued)

n)
Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

o)
Other – Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Investment income for the Prudent Bear Fund includes $7,742,299 of interest earned on receivables from brokers for proceeds on securities sold short. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

2.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

Prudent Bear Fund

No Load Shares:
	Six Months Ended
	March 31, 2008
	Amount	Shares
Sold	$627,937,642	95,710,185
Redemption fees	331,495	—
Issued as reinvestment of dividends	23,372,279	3,739,565
Redeemed	(327,982,906)	(50,849,556)
Net Increase	$323,658,510	48,600,194
Shares Outstanding:
Beginning of Period		125,471,495
End of Period		174,071,689

PRUDENT BEAR FUNDS, INC.

Notes to the Financial Statements (continued)

Class C Shares:
	Six Months Ended
	March 31, 2008
	Amount	Shares
Sold	$29,358,185	4,680,746
Redemption fees	6,338	—
Issued as reinvestment of dividends	1,196,879	199,148
Redeemed	(10,740,312)	(1,719,379)
Net Increase	$19,821,090	3,160,515
Shares Outstanding:
Beginning of Period		7,891,526
End of Period		11,052,041
No Load Shares:
	Year Ended
	September 30, 2007
	Amount	Shares
Sold	$447,310,854	76,466,821
Redemption fees	215,615	—
Issued as reinvestment of dividends	16,944,384	2,988,427
Redeemed	(379,073,026)	(65,291,227)
Net Increase	$85,397,827	14,164,021
Shares Outstanding:
Beginning of Period		111,307,474
End of Period		125,471,495
Class C Shares:
	Year Ended
	September 30, 2007
	Amount	Shares
Sold	$24,795,363	4,397,449
Redemption fees	1,359	—
Issued as reinvestment of dividends	507,809	92,666
Redeemed	(12,117,821)	(2,160,815)
Net Increase	$13,186,710	2,329,300
Shares Outstanding:
Beginning of Period		5,562,226
End of Period		7,891,526

PRUDENT BEAR FUNDS, INC.

Notes to the Financial Statements (continued)

Prudent Global Income Fund
	Six Months Ended
	March 31, 2008
	Amount	Shares
Sold	$170,446,835	12,621,958
Redemption fees	28,298	—
Issued as reinvestment of dividends	18,301,630	1,402,180
Redeemed	(99,209,718)	(7,384,974)
Net Increase	$89,567,045	6,639,164
Shares Outstanding:
Beginning of Period		28,432,180
End of Period		35,071,344
	Year Ended
	September 30, 2007
	Amount	Shares
Sold	$138,786,172	10,926,434
Redemption fees	22,147	—
Issued as reinvestment of dividends	15,494,230	1,233,564
Redeemed	(149,682,558)	(11,868,155)
Net Increase	$4,619,991	291,843
Shares Outstanding:
Beginning of Period		28,140,337
End of Period		28,432,180

3.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investments, excluding short-term investments and options, by the Funds for the period ended March 31, 2008, were as follows:

	Prudent Bear Fund	Prudent Global Income Fund
Purchases	$748,221,151	$98,849,753
Sales	880,306,201	60,154,377

There were no purchases and sales of long-term U.S. government securities for the six months ended March 31, 2008.

PRUDENT BEAR FUNDS, INC.

Notes to the Financial Statements (continued)

At September 30, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

	Prudent Bear Fund	Prudent Global Income Fund
Cost of investments	$771,329,243	$342,991,015
Gross unrealized appreciation	$75,758,427	$31,053,102
Gross unrealized depreciation	(78,146,983)	(118,755)
Net unrealized appreciation (depreciation)	$(2,388,556)	$30,934,347
Undistributed ordinary income	$18,008,505	$6,270,722
Undistributed long-term capital gain	—	7,305,188
Total distributable earnings	$18,008,505	$13,575,910
Other accumulated earnings (losses)	$(137,381,854)	$186,894
Total accumulated earnings (losses)	$(121,761,905)	$44,697,151

The cost basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, Section 1256 Mark to Market, and passive foreign investment company (PFIC) adjustments for tax purposes. Undistributed ordinary income for tax purposes at September 30, 2007 takes into consideration the currently estimated effects of mark-to-market tax basis adjustments for PFIC investments, and these estimates may change upon final determination for tax purposes.

The tax character of distributions paid during the period ended March 31, 2008 and the year ended September 30, 2007 were as follows:

Prudent Bear Fund
	Six Months Ended	Year Ended
	March 31, 2008	September 30, 2007
Ordinary income	$27,692,551	$20,472,272
Long-term capital gain	—	—
	$27,692,551	$20,472,272
Prudent Global Income Fund
	Six Months Ended	Year Ended
	March 31, 2008	September 30, 2007
Ordinary income	$11,713,183	$6,726,497
Long-term capital gain	8,569,494	10,574,453
	$20,282,677	$17,300,950

PRUDENT BEAR FUNDS, INC.

Notes to the Financial Statements (continued)

The Prudent Bear Fund designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gains to zero for the tax year ended September 30, 2007. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The tax components of capital loss carryovers as of September 30, 2007, and tax-basis post-October loss deferrals (recognized for tax purposes on October 1, 2007) are as follows:

	Net Capital Loss Carryover*	Capital Loss Carryover Expiration
Prudent Bear Fund	$2,974,983	2011
	90,004,020	2012
	36,433,089	2013
	19,131,095	2014
	399,105	2015
	$148,942,292
Prudent Global Income Fund	—	—

*	Capital gain distributions will resume in the future to the extent gains are realized in excess of the available capital loss carryovers.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2007, the following table shows the reclassifications made:

	Prudent Global
	Prudent Bear Fund	Income Fund
Capital stock	$ —	$ 6
Accumulated net investment income	33,736	6,553,082
Accumulated undistributed net realized gain (loss)	(33,736)	(6,553,088)

The permanent differences primarily relate to foreign currency adjustments with differing book and tax methods.

For the fiscal year ended September 30, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income were as follows (unaudited):

Prudent Bear Fund	0.00%
Prudent Global Income Fund	0.00%

PRUDENT BEAR FUNDS, INC.

Notes to the Financial Statements (continued)

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2007 were as follows (unaudited):

Prudent Bear Fund	0.00%
Prudent Global Income Fund	0.00%

Additional Information Applicable to Foreign Shareholders Only:

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended September 30, 2007 were as follows (unaudited):

Prudent Bear Fund	0.00%
Prudent Global Income Fund	0.00%

The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year endedSeptember 30, 2007 were as follows (unaudited):

Prudent Bear Fund	0.00%
Prudent Global Income Fund	0.00%

4.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Funds have entered into Investment Advisory Agreements with David W. Tice & Associates, LLC. Pursuant to its advisory agreements with the Funds, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% and 0.75% for the Prudent Bear Fund and the Prudent Global Income Fund, respectively, as applied to the Funds’ daily net assets. Certain officers of the Adviser are also officers of the Funds.

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. Quasar Distributors, LLC (“Quasar”) serves as distributor and principal underwriter for the Funds.

In 2007, the Prudent Bear Fund was reimbursed $2,141 by U.S. Bancorp for charges related to certain transactions conducted with an affiliate of Quasar.  Such revenue was included in “Interest income” in the Statement of Operations of the Fund.

5.	EXPENSE REDUCTIONS AND RECOVERY

The Adviser directed certain of the Funds’ portfolio trades to brokers at best price and execution and generated directed brokerage credits to reduce certain U.S. Bancorp and U.S. Bank, N.A. service provider fees.  Shareholders benefit under this arrangement as the net expenses of the Funds do not include such service provider

PRUDENT BEAR FUNDS, INC.

Notes to the Financial Statements (continued)

fees.  For the six months ended March 31, 2008, the Prudent Bear Fund’s expenses and the Prudent Global Income Fund’s expenses were reduced by $204,001 and $896, respectively, by utilizing directed brokerage credits.  In accordance with Securities and Exchange Commission requirements, such amount, when incurred, is required to be shown as an expense and will be included in each of the U.S. Bancorp and U.S. Bank, N.A. fees in the Statement of Operations.

Under the terms of the Prudent Global Income Fund’s Investment Advisory Agreement with David W. Tice & Associates, LLC, any Fund expenses waived or reimbursed by the Adviser may be recovered by the Adviser to the extent actual operating expenses for the following three years are less than the expense limitation caps at the time of the waiver or reimbursement.  During the six months ended March 31, 2008, the Adviser did not recover any expenses from the Prudent Global Income Fund.

6.	FUTURES CONTRACTS

At March 31, 2008, the Prudent Bear Fund had entered into stock index futures contracts. The net unrealized depreciation of $11,431,500 is included in the net unrealized appreciation (depreciation) section of the accompanying financial statements. The terms of the open contracts are as follows:

		Market Value
Number of		of Underlying	Unrealized
Contracts	Underlying Instrument	Instrument	Depreciation
(540)	NASDAQ 100 Index Futures
	June 2008	$(96,687,000)	$(4,149,875)
(360)	Russell 2000 Index Futures
	June 2008	(110,400,000)	(4,697,875)
(710)	S&P 500 Index Futures
	June 2008	(235,010,000)	(2,583,750)
		$(442,097,000)	$(11,431,500)

PRUDENT BEAR FUNDS, INC.

Notes to the Financial Statements (continued)

7.	TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with the Prudent Bear Fund; that is, the Fund held 5% or more of the outstanding voting securities during the period from October 1, 2007 through March 31, 2008.  As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

	Share			Share
	Balance At			Balance At	Value At
	Oct. 1,			March 31,	March 31,	Dividend	Realized
Issuer Name	2007	Purchases	Sales	2008	2008	Income	Gains
Andean American
Mining Corp.	—	4,000,000	—	4,000,000	$2,494,033	$—	$—
Ascot Resources Ltd.	1,860,000	1,140,000	—	3,000,000	2,776,560	—	—
Benton Resources
Corporation*	3,000,000	—	—	3,000,000	1,461,347	—	—
Brilliant Mining Corp.	4,000,000	—	—	4,000,000	4,871,157	—	—
Capstone Mining Corp.	6,510,681	—	508,000	6,002,681	18,655,124	—	1,110,243
East Asia Minerals
Corporation	973,238	2,985,800	—	3,959,038	6,826,926	632,872	—
Fury Explorations Ltd.	2,100,000	—	—	2,100,000	1,227,531	—	—
Golden Cycle Gold
Corporation	1,298,265	—	—	1,298,265	12,515,275	—	—
Kootenay Gold, Inc.	—	1,500,000	—	1,500,000	2,804,326	—	—
Niblack Mining Corp.	2,657,500	—	—	2,657,500	906,157	—	—
Rimfire Minerals
Corporation	1,821,403	—	—	1,821,403	2,235,830	—	—
Selkirk Metals Corp.	3,570,000	430,000	—	4,000,000	2,104,340	—	—
Silverstone Resources
Corporation*	3,655,340	—	—	3,655,340	9,508,264	—	—
Southampton
Ventures, Inc.	1,128,000	1,872,000	—	3,000,000	1,673,243	—	—
						$632,872	$1,110,243

*	Issuer was not an affiliate as of March 31, 2008.

8.	SERVICE AND DISTRIBUTION PLAN

The Funds have adopted Service and Distribution Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Funds’ average daily net assets for the Prudent Bear Fund – No Load shares and the Prudent Global Income Fund and up to 1.00% for the Prudent Bear Fund – Class C shares. The currently approved rate for the Prudent Bear Fund – No Load shares and the Prudent Global Income Fund is 0.25% of average daily net assets. The currently approved

PRUDENT BEAR FUNDS, INC.

Notes to the Financial Statements (continued)

rate for the Prudent Bear Fund – Class C shares is 1.00% of average daily net assets. Payments made pursuant to the Plans may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plans by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of shares of the Funds, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Prudent Bear Fund incurred $1,178,680 for the No Load shares and $287,026 for the Class C shares pursuant to the Plans for the six months ended March 31, 2008. The Prudent Global Income Fund incurred $509,300 pursuant to the Plan for the six months ended March 31, 2008.

9.	NEW ACCOUNTING STANDARDS

In September 2006, the FASB issued its new Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier adoption is permitted. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

PRUDENT BEAR FUNDS, INC.

Approval of Investment Advisory Agreements

On December 7, 2007, the Board of Directors of Prudent Bear Funds, Inc. (the “Board”) approved the continuation of both the Prudent Bear Fund’s investment advisory agreement with David W. Tice & Associates, LLC (the “Adviser”) and the Prudent Global Income Fund’s investment advisory agreement with the Adviser.  Prior to approving the continuation of the agreements, the Board considered:

•	the nature, extent and quality of the services provided by the Adviser

•	the investment performance of each Fund

•	the cost of the services to be provided and profits to be realized by the Adviser from its relationship with each Fund

•	the extent to which economies of scale would be realized as each Fund grew and whether fee levels reflect any such economies of scale

•	the expense ratio of each Fund

•	the manner in which portfolio transactions for each Fund are conducted, including the use of soft dollars

In considering the nature, extent and quality of the services provided by the Adviser, the Board recognized that the Funds require active management and that the Adviser brings a high level of talent and expertise to the Funds.

The Board compared the performance of each Fund to benchmark mutual funds and indices over various periods of time and concluded that the performance of each Fund warranted the continuation of the agreements.

In concluding that the advisory fees payable by each Fund were reasonable, the Board considered a report prepared by the Adviser of the costs of services provided and the profits realized by the Adviser from its relationship with each of the Prudent Bear Fund and Prudent Global Income Fund and concluded that with respect to each Fund, the profits were reasonable and not excessive.  The Board also reviewed reports prepared by U.S. Bancorp Fund Services, LLC comparing each Fund’s expense ratio and the advisory fees paid by each Fund to those of other comparable mutual funds.  After reviewing the reports, the Board concluded that the expense ratios were within the range of comparable mutual funds.  The Board also concluded that the investment advisory fees paid to each Fund were reasonable, particularly in light of the complexity and unusual nature of the Funds and the labor-intensive investment advisory function required for the Funds.  The Board noted that short selling hedge funds are also competition for the Prudent Bear Fund and the Prudent Bear Fund has reasonable fees in comparison to the hedge funds.

PRUDENT BEAR FUNDS, INC.

Approval of Investment Advisory Agreements (cont.)

The Board noted that the Funds are unique in their objectives and the activities required to obtain those objectives may cause the Funds to not realize economies of scale as the Funds grow.  The Board concluded that the Funds are more complicated as the Funds become larger and that the Adviser would have to hire more analysts since the Adviser cannot just put more in the Funds’ current holdings.

Finally, the Board reviewed reports discussing the manner in which portfolio transactions for each Fund were conducted, including the use of soft dollars.  Based on these reports, the Board concluded that the research obtained by the Adviser was beneficial and critical to the performance of the Funds and that the Adviser was executing each Fund’s portfolio transactions in a manner designed to obtain best execution for the Fund.

PRUDENT BEAR FUNDS, INC.

Availability of Quarterly Portfolio Schedule

Beginning with the Funds’ fiscal quarter ending December 31, 2004, the Funds filed their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q.  The Funds will file Form N-Q for the first and third quarters of each fiscal year.  The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operations of the Public Reference Room may be obtained by calling 1-202-551-8090.

Proxy Voting Information

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is included in the Statement of Additional Information, which is available (a) without charge, upon request, by calling 1-800-711-1848; (b) on the Funds’ website at www.prudentbearfunds.com; and (c) on the SEC’s website at http://www.sec.gov.

Information on how the Funds voted proxies relating to their portfolio securities during the twelve month period ending June 30, 2007 is available on the Funds’ website at www.prudentbearfunds.com or on the SEC’s website at http://www.sec.gov.

(This Page Intentionally Left Blank.)

PRUDENT BEAR FUNDS, INC.

Investment Adviser
David W. Tice & Associates, LLC
43-46 Norre Gade, Suite 232
St. Thomas, U.S. Virgin Islands  00802
www.prudentbearfunds.com

Administrator, Transfer Agent,
Dividend Paying Agent &
Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, Wisconsin  53201
1-800-711-1848

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Milwaukee, Wisconsin  53202

Legal Counsel
Foley & Lardner LLP
Milwaukee, Wisconsin  53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Prudent Bear Funds, Inc.

By (Signature and Title)      /s/ David W. Tice
David W. Tice, President

Date  5/22/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/ David W. Tice
David W. Tice, President

Date  5/22/2008

By (Signature and Title)      /s/ David W. Tice
David W. Tice, Treasurer

Date  5/22/2008